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                        AMENDED AND RESTATED DECLARATION

                                    OF TRUST

                           SOVEREIGN CAPITAL TRUST IV

                          Dated as of February 26, 2004

--------------------------------------------------------------------------------

                                Table of Contents

                                                                                                              Page No.
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                                                     ARTICLE I
                                           INTERPRETATION AND DEFINITIONS

Section 1.01.   Definitions..............................................................................          2

                                                     ARTICLE II
                                                TRUST INDENTURE ACT

Section 2.01.   Trust Indenture Act; Application.........................................................          9

Section 2.02.   Lists of Holders of Securities...........................................................         10

Section 2.03.   Reports by the Property Trustee..........................................................         10

Section 2.04.   Periodic Reports to Property Trustee.....................................................         10

Section 2.05.   Evidence of Compliance with Conditions Precedent.........................................         11

Section 2.06.   Events of Default; Waiver................................................................         11

Section 2.07.   Event of Default; Notice.................................................................         12

                                                    ARTICLE III
                                                    ORGANIZATION

Section 3.01.   Name.....................................................................................         13

Section 3.02.   Office...................................................................................         13

Section 3.03.   Purpose..................................................................................         13

Section 3.04.   Authority................................................................................         14

Section 3.05.   Title to Property of the Trust...........................................................         14

Section 3.06.   Powers and Duties of the Administrative Trustees.........................................         14

Section 3.07.   Prohibition of Actions by the Trust and the Trustees.....................................         17

Section 3.08.   Powers and Duties of the Property Trustee................................................         18

Section 3.09.   Certain Duties and Responsibilities of the Property Trustee..............................         20

Section 3.10.   Certain Rights of Property Trustee.......................................................         22

Section 3.11.   Delaware Trustee.........................................................................         24

Section 3.12.   Execution of Documents...................................................................         24

Section 3.13.   Not Responsible for Recitals or Issuance of Securities...................................         24

Section 3.14.   Duration of Trust........................................................................         24

Section 3.15.   Mergers..................................................................................         25

                                        i
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                                Table of Contents
                                   (continued)

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                                                     ARTICLE IV
                                                      SPONSOR

Section 4.01.   Sponsor's Purchase of Common Securities..................................................         26

Section 4.02.   Responsibilities of the Sponsor..........................................................         26

Section 4.03.   Right to Proceed.........................................................................         27

                                                     ARTICLE V
                                                      TRUSTEES

Section 5.01.   Number of Trustees: Appointment of Co-Trustee............................................         27

Section 5.02.   Delaware Trustee.........................................................................         28

Section 5.03.   Property Trustee; Eligibility............................................................         28

Section 5.04.   Certain Qualifications of Administrative Trustees and Delaware Trustee Generally.........         29

Section 5.05.   Administrative Trustees..................................................................         29

Section 5.06.   Delaware Trustee.........................................................................         30

Section 5.07.   Appointment, Removal and Resignation of Trustees.........................................         30

Section 5.08.   Vacancies among Trustees.................................................................         32

Section 5.09.   Effect of Vacancies......................................................................         32

Section 5.10.   Meetings.................................................................................         32

Section 5.11.   Delegation of Power......................................................................         33

Section 5.12.   Merger, Conversion, Consolidation or Succession to Business..............................         33

                                                     ARTICLE VI
                                            DISTRIBUTIONS AND CONVERSION

Section 6.01.   Distributions............................................................................         33

Section 6.02.   Distribution of Debentures and Warrants in Exchange for Securities.......................         34

Section 6.03.   Conversion...............................................................................         35

                                                    ARTICLE VII
                                               ISSUANCE OF SECURITIES

Section 7.01.   General Provisions Regarding Securities..................................................         39

Section 7.02.   Execution and Authentication.............................................................         39

Section 7.03.   Form and Dating..........................................................................         40

Section 7.04.   Registrar, Paying Agent and Exchange Agent...............................................         41

Section 7.05.   Paying Agent to Hold Money in Trust......................................................         42

Section 7.06.   Replacement Securities...................................................................         42

                                       ii
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                                Table of Contents
                                   (continued)

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Section 7.07.   Outstanding Trust PIERS..................................................................         43

Section 7.08.   Trust PIERS in Treasury..................................................................         43

Section 7.09.   Temporary Securities.....................................................................         43

Section 7.10.   Cancellation.............................................................................         44

Section 7.11.   CUSIP Numbers............................................................................         44

Section 7.12.   Tax Treatment of Debentures and Warrants.................................................         44

                                                    ARTICLE VIII
                                                TERMINATION OF TRUST

Section 8.01.   Termination of Trust.....................................................................         45

Section 8.02.   Liquidation Distribution Upon Dissolution or Termination of the Trust....................         46

                                                     ARTICLE IX
                                               TRANSFER OF INTERESTS

Section 9.01.   Transfer of Securities...................................................................         47

Section 9.02.   Transfer Procedures and Restrictions.....................................................         49

Section 9.03.   Deemed Security Holders..................................................................         52

Section 9.04.   Book Entry Interests.....................................................................         52

Section 9.05.   Notices to Clearing Agency...............................................................         53

Section 9.06.   Appointment of Successor Clearing Agency.................................................         53

                                                     ARTICLE X
                        LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

Section 10.01.  Liability................................................................................         53

Section 10.02.  Exculpation..............................................................................         54

Section 10.03.  Fiduciary Duty...........................................................................         54

Section 10.04.  Indemnification..........................................................................         55

Section 10.05.  Outside Businesses.......................................................................         58

                                                     ARTICLE XI
                                                     ACCOUNTING

Section 11.01.  Fiscal Year..............................................................................         58

Section 11.02.  Certain Accounting Matters...............................................................         58

Section 11.03.  Banking..................................................................................         59

Section 11.04.  Withholding..............................................................................         59

                                      iii
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                                Table of Contents
                                   (continued)

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                                                    ARTICLE XII
                                              AMENDMENTS AND MEETINGS

Section 12.01.  Amendments...............................................................................         60

Section 12.02.  Meetings of the Holders; Action by Written Consent.......................................         63

                                  ARTICLE XIII
            REPRESENTATIONS OF PROPERTY TRUSTEE AND DELAWARE TRUSTEE

Section 13.01.  Representations and Warranties of Property Trustee.......................................         64

Section 13.02.  Representations and Warranties of Delaware Trustee.......................................         64

                                                     ARTICLE XIV
                                               [INTENTIONALLY OMITTED]

                                                     ARTICLE XV
                                                    MISCELLANEOUS

Section 15.01.  Notices..................................................................................         65

Section 15.02.  Governing Law............................................................................         66

Section 15.03.  Intention of the Parties.................................................................         67

Section 15.04.  Headings.................................................................................         67

Section 15.05.  Successors and Assigns...................................................................         67

Section 15.06.  Partial Enforceability...................................................................         67

Section 15.07.  Counterparts.............................................................................         67

ANNEX I         TERMS OF SECURITIES......................................................................        A-1
EXHIBIT A-1     FORM OF TRUST PIERS CERTIFICATE..........................................................      A-1-1
EXHIBIT A-2     FORM OF COMMON SECURITY CERTIFICATE......................................................      A-2-1

                             CROSS-REFERENCE TABLE*

    Section of
Trust Indenture Act                                   Section of
of 1939, as amended                                Trust Agreement
-------------------                                ---------------
310(a).........................................    5.3
310(b).........................................    5.3(c); 5.3(d)
311(a).........................................    2.2(b)
311(b).........................................    2.2(b)
312(a).........................................    2.2(a)
312(b).........................................    2.2(b)
313............................................    2.3
314(a).........................................    2.4; 3.6(j)
314(c).........................................    2.5
315(a).........................................    3.9
315(b).........................................    2.7(a)
315(c).........................................    3.9(a)
315(d).........................................    3.9(b)
316(a).........................................    2.6
316(c).........................................    3.6(e)
317(a).........................................    3.8(e); 3.8(h)
317(b).........................................    3.8(i); 7.5

---------------

* This Cross-Reference Table does not constitute part of the Trust Agreement and shall not affect the interpretation of any of its terms or provisions.

                              AMENDED AND RESTATED
                              DECLARATION OF TRUST
                                       OF
                           SOVEREIGN CAPITAL TRUST IV

                                February 26, 2004

                  AMENDED AND RESTATED DECLARATION OF TRUST ("Trust Agreement") dated and effective as of February 26, 2004 by the Trustees (as defined herein), the Sponsor (as defined herein) and by the holders, from time to time, of undivided beneficial interests in the Trust to be issued pursuant to this Trust Agreement;

                  WHEREAS, the Trustees and the Sponsor established Sovereign Capital Trust IV (the "Trust"), a trust formed under the Delaware Statutory Trust Act pursuant to a Declaration of Trust dated as of September 8, 1999 (the "Original Declaration"), and a Certificate of Trust filed with the Secretary of State of the State of Delaware on September 10, 1999, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Debentures of the Debenture Issuer (each as hereinafter defined), and engaging in only those other activities necessary, advisable or incidental thereto;

                  WHEREAS, as of the date hereof, no interests in the Trust have been issued;

                  WHEREAS, the Sponsor proposes to issue warrants (the "Warrants") pursuant to the agreement dated as of February 26, 2004 (the "Warrant Agreement"), between the Sponsor and The Bank of New York, as warrant agent (in such capacity, the "Warrant Agent") representing the right to purchase, under certain circumstances described herein, Common Stock (as defined herein);

                  WHEREAS, the Sponsor is simultaneously entering into a Third Supplemental Indenture, dated as of February 26, 2004 (the "Third Supplemental Indenture"), to the Junior Subordinated Indenture dated as of September 1, 1999, among the Debenture Issuer (as defined herein) and the Debenture Trustee (as defined herein), between the Sponsor and BNY Midwest Trust Company, as indenture trustee (together with the Third Supplemental Indenture, the "Indenture"), whereby the 4.375% Junior Subordinated Deferrable Interest Debentures Due March 1, 2034 (the "Debentures") will be issued;

                  WHEREAS, the Trust intends to invest the proceeds of the sale of the Trust Securities in the purchase of the Debentures and the Warrants;

                  WHEREAS, all of the Trustees and the Sponsor, by this Trust Agreement, amend and restate each and every term and provision of the Original Declaration; and

                  NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a statutory trust under the Statutory Trust Act and that this Trust Agreement constitute the governing instrument of such statutory trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Trust Agreement.

                                    ARTICLE I

                         INTERPRETATION AND DEFINITIONS

                  SECTION 1.01. Definitions.

         Unless the context otherwise requires:

                  (a) Capitalized terms used in this Trust Agreement but not defined in the preamble above have the respective meanings assigned to them in this Section 1.01;

                  (b) a term defined anywhere in this Trust Agreement has the same meaning throughout;

                  (c) all references to "the Trust Agreement" or "this Trust Agreement" are to this Trust Agreement as modified, supplemented or amended from time to time;

                  (d) all references in this Trust Agreement to Articles and Sections and Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Trust Agreement unless otherwise specified;

                  (e) a term defined in the Trust Indenture Act has the same meaning when used in this Trust Agreement unless otherwise defined in this Trust Agreement or unless the context otherwise requires; and

                  (f) a reference to the singular includes the plural and vice versa.

         "Administrative Trustee" has the meaning set forth in Section 5.01.

         "Affiliate" has the same meaning as given to that term in Rule 405 under the Securities Act or any successor rule thereunder.

         "Agent" means any Paying Agent, Registrar or Exchange Agent.

         "Authorized Officer" of a Person means any other Person that is authorized to legally bind such former Person.

         "Book Entry Interest" means a beneficial interest in a Global Certificate registered in the name of a Clearing Agency or its nominee, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 9.04.

         "Business Day" means any day other than a Saturday or a Sunday or a day on which banking institutions in the City of New York are authorized or required by law or executive order to close.

         "Cash Exercise" has the meaning set forth in Annex I.

         "Change of Control" has the meaning specified in the Indenture.

         "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Trust PIERS and in whose name or in the name of a nominee of that organization shall be registered a Global Certificate and which shall undertake to effect book entry transfers and pledges of the Trust PIERS.

         "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

         "Closing Time" means the time of any Delivery Date under the Underwriting Agreement.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

         "Commission" means the United States Securities and Exchange Commission as from time to time constituted, or if at any time after the execution of this Trust Agreement such Commission is not existing and performing the duties now assigned to it under applicable Federal securities laws, then the body performing such duties at such time.

         "Common Securities" has the meaning specified in Section 7.01(a).

         "Company Indemnified Person" means (a) any Administrative Trustee; (b) any Affiliate of any Administrative Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Administrative Trustee; or (d) any officer, employee or agent of the Trust or its Affiliates.

         "Contingent Debt Regulations" has the meaning specified in Section
7.12.

         "Contingent Distribution" has the meaning set forth in Annex I.

         "Contingent Distribution Period" has the meaning set forth in Annex I.

         "Conversion Date" has the meaning specified in Section 6.03(l).

         "Conversion Price" means, as of any date of determination, $50 divided by the applicable Conversion Ratio in effect on such date.

         "Conversion Ratio" has the meaning set forth in Section 6.03(a). Any adjustment made from time to time to the Exercise Amount, as such term is defined in the Warrant Agreement, pursuant to Article IV of the Warrant Agreement shall result automatically in a corresponding adjustment to the Conversion Ratio, and thereafter "Conversion Ratio" shall refer to such adjusted amount.

         "Conversion Value" has the meaning set forth in Annex I.

         "Corporate Trust Office" means the office of the Property Trustee at which the corporate trust business of the Property Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Agreement is located at 101 Barclay Street, 8 West, New York, New York 10286, Attn: Corporate Trust Administration.

         "Covered Person" means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

         "Debenture Issuer" means Sovereign Bancorp, Inc., a Pennsylvania corporation, or any successor entity resulting from any consolidation, amalgamation, merger or other business combination, in its capacity as issuer of the Debentures under the Indenture.

         "Debenture Trustee" means BNY Midwest Trust Company (successor to Harris Trust and Savings Bank), an Illinois trust company, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

         "Debentures" has the meaning set forth in the Recitals.

         "Default" means an event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

         "Definitive Trust PIERS" shall have the meaning set forth in Section 7.03(c).

         "Delaware Trustee" has the meaning set forth in Section 5.02.

         "Direct Action" shall have the meaning set forth in Section 3.08(e).

         "Distribution" means a distribution payable to Holders in accordance with Section 6.01.

         "Distribution Notice" has the meaning set forth in Section 6.02(c).

         "Distribution Rate" has the meaning set forth in Annex I hereto.

         "DTC" means The Depository Trust Company, the initial Clearing Agency.

         "Event of Default" in respect of the Securities means an Event of Default (as defined in the Indenture) that has occurred and is continuing in respect of the Debentures.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

         "Exchange Agent" has the meaning set forth in Section 7.04.

         "Extension Period" has the meaning set forth in Annex I hereto.

         "Federal Reserve Board" means the Board of Governors of the Federal Reserve System.

         "Fiduciary Indemnified Person" has the meaning set forth in Section 10.4(b).

         "Fiscal Year" has the meaning set forth in Section 11.01.

         "Global Trust PIERS" has the meaning set forth in Section 7.03(a).

         "Holder" means a Person in whose name a Security is registered, such Person being a beneficial owner within the meaning of the Statutory Trust Act.

         "Indemnified Person" means a Company Indemnified Person or a Fiduciary Indemnified Person.

         "Indenture" has the meaning set forth in the Recitals.

         "Indenture Event of Default" means an Event of Default (as such term is defined in the Indenture) under the Indenture.

         "Interest Payment Date" has the meaning set forth in the Third Supplemental Indenture.

         "Investment Company" means an investment company as defined in the Investment Company Act.

         "Investment Company" Act means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

         "Investment Company Event" has the meaning set forth in Annex I hereto.

         "Legal Action" has the meaning set forth in Section 3.06(g).

         "Like Amount" has the meaning set forth in Annex I hereto.

         "Liquidation Distribution" has the meaning set forth in Annex I hereto.

         "List of Holders" has the meaning set forth in Section 2.02(a).

         "Majority in liquidation amount" means, with respect to the Trust Securities, except as provided in the terms of the Trust PIERS or by the Trust Indenture Act, Holder(s) of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Trust PIERS or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount at maturity (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions, including Contingent Distributions if any, to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

         "Market Price" has the meaning specified in the Warrant Agreement.

         "93 Day Period" has the meaning set forth Annex I hereto.

         "Nominal Accreted Value" has the meaning specified in the Indenture.

         "No Recognition Opinion" has the meaning set forth in Section 6.02.

         "Officers' Certificate" means, with respect to any Person, a certificate signed by any two of the Chairman, a Vice Chairman, the Chief Executive Officer, the President, a Vice President, the Chief Financial Officer, the Treasurer, the Comptroller, the Secretary, or an Assistant Secretary of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Trust Agreement shall include:

                  (i) a statement that each officer signing the Certificate has read the covenant or condition and the definitions relating thereto;

                  (ii) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Certificate;

                  (iii) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (iv) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

         "Opinion of Counsel" means a written opinion of counsel, who may be an employee of the Sponsor.

         "Paying Agent" has the meaning set forth in Section 7.04.

         "Payment Amount" has the meaning set forth in Section 6.01.

         "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

         "PORTAL" has the meaning set forth in Section 4.02(d).

         "Pro Rata" has the meaning set forth in Annex I.

         "Property Trustee" has the meaning set forth in Section 5.03(a).

         "Property Trustee Account" has the meaning set forth in Section
3.08(c).

         "Prospectus" has the meaning set forth in Section 3.06(b).

         "QIBs" shall mean qualified institutional buyers as defined in Rule
144A.

         "Quorum" means a majority of the Administrative Trustees or, if there are only two Administrative Trustees, both of them.

         "Redemption Date" means any date fixed for redemption of the Trust PIERS pursuant to a Redemption/Distribution Notice.

         "Redemption/Distribution Notice" has the meaning set forth in Annex I hereto.

         "Redemption Price" has the meaning set forth in Annex I hereto.

         "Registrar" has the meaning set forth in Section 7.04.

         "Registration Statement" means the Registration Statement on Form S-3 (333-71568) filed with the Commission.

         "Related Party" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

         "Responsible Officer" means any officer within the Corporate Trust Office of the Property Trustee, including any vice-president, any assistant vice-president, the treasurer, any assistant treasurer or other officer of the Corporate Trust Office of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Trust Agreement.

         "Rule 3a-5" means Rule 3a-5 under the Investment Company Act, or any successor rule or regulation.

         "Rule 144" means Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

         "Rule 144A" means Rule 144A under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

         "Securities" or "Trust Securities" means the Common Securities and the outstanding Trust PIERS.

         "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

         "Short-Term Debentures" has the meaning set forth in the Third Supplemental Debenture.

         "Special Event" has the meaning set forth in Annex I hereto.

         "Sponsor" means Sovereign Bancorp, Inc., a Pennsylvania corporation, or any successor entity resulting from any merger, consolidation, amalgamation or other business combination, in its capacity as sponsor of the Trust.

         "Statutory Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time, or any successor legislation.

         "Successor Entity" has the meaning set forth in Section 3.15(b)(i).

         "Super Majority" has the meaning set forth in Section 2.06(a)(ii).

         "Tax Event" has the meaning set forth in Annex I hereto.

         "10% in liquidation amount" means, with respect to the Trust Securities, except as provided in the terms of the Trust PIERS or by the Trust Indenture Act, Holder(s) of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Trust PIERS or Holders of outstanding Common Securities voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount at maturity (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions, including Contingent Distributions if any, to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

         "Third Supplemental Indenture" has the meaning set forth in the Recitals.

         "Trading Day" has the meaning set forth in the Third Supplemental Indenture.

         "Trading Price" means, as of any date with respect to a given security, the closing sale price for such security (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in composite transactions by the principal U.S. securities exchange on which the applicable security is traded or, if the applicable security is not listed on a U.S. national or regional securities exchange, as reported by the Nasdaq National Market, provided that:

                  (v) if the applicable security is not listed for trading on a U.S. national or regional securities exchange and not reported by the Nasdaq National Market on the relevant date, the Trading Price will be the last quoted bid price for such security in the over-the-counter market on the relevant date as reported by the National Quotation Bureau or similar organization;

                  (w) if the applicable security is not so quoted, the Trading Price will be the average of the mid-points of the last bid and ask prices of such security on the relevant date from each of three nationally recognized independent investment banking firms selected by the Sponsor for this purpose;

                  (x) if such bid and ask prices cannot reasonably be obtained from at least three nationally recognized independent investment banking firms, but such bid and ask prices are obtained from two nationally recognized independent investment banking firms, then the Trading Price will be the average of the mid-points of such bid and ask prices from the two nationally recognized independent investment banking firms; and

                  (y) if such bid and ask prices can reasonably be obtained from only one nationally recognized independent investment banking firm, then the Trading Price will be the mid-point of such bid and ask prices from this one nationally recognized independent investment banking firm.

         "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury Department, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

         "Trustee" or "Trustees" means each Person who has signed this Trust Agreement as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

         "Trust PIERS" has the meaning specified in Section 7.01(a).

         "Trust PIERS Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

         "Trust PIERS Guarantee" means the guarantee agreement dated as of February 26, 2004, by the Sponsor in respect of the Trust PIERS.

         "Underwriting Agreement" means any underwriting or placement agreement for the initial offering and sale of Trust PIERS.

         "Warrant" has the meaning set forth in the Recitals.

         "Warrant Agent" has the meaning set forth in the Recitals.

         "Warrant Agreement" has the meaning set forth in the Recitals.

                                   ARTICLE II

                               TRUST INDENTURE ACT

                  SECTION 2.01. Trust Indenture Act; Application.

                  (a) This Trust Agreement is subject to the provisions of the Trust Indenture Act that are required to be part of this Trust Agreement in order for this Trust Agreement to be qualified under the Trust Indenture Act and shall, to the extent applicable, be governed by such provisions.

                  (b) The Property Trustee shall be the only Trustee which is a Trustee for the purposes of the Trust Indenture Act.

                  (c) If and to the extent that any provision of this Trust Agreement limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

                  (d) The application of the Trust Indenture Act to this Trust Agreement shall not affect the Trust's classification as a grantor trust for United States federal income tax purposes and shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

                  SECTION 2.02. Lists of Holders of Securities.

                  (a) Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide the Property Trustee, unless the Property Trustee is Registrar for the Securities, (i) within 14 days after each record date for payment of Distributions, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders ("List of Holders") as of such record date, provided that neither the Sponsor nor the Administrative Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor and the Administrative Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Property Trustee. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity), provided that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

                  (b) The Property Trustee shall comply with its obligations under Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

                  SECTION 2.03. Reports by the Property Trustee.

         Within 60 days after May 15 of each year, commencing May 15, 2004, the Property Trustee shall provide to the Holders of the Trust PIERS such reports as are required by

Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act. Delivery of such reports, information and documents to the Property Trustee is for informational purposes only and the Property Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from the information contained therein.

                  SECTION 2.04. Periodic Reports to Property Trustee.

         Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as are required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

                  SECTION 2.05. Evidence of Compliance with Conditions
Precedent.

         Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent provided for in this Trust Agreement that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) of the Trust Indenture Act may be given in the form of an Officers' Certificate.

                  SECTION 2.06. Events of Default; Waiver.

                  (a) The Holders of a Majority in liquidation amount of Trust PIERS may, by vote or written consent, on behalf of the Holders of all of the Trust PIERS, waive any past Event of Default in respect of the Trust PIERS and its consequences, provided that, if the underlying Event of Default under the Indenture:

                  (i) is not waivable under the Indenture, the Event of Default under this Trust Agreement shall also not be waivable; or

                  (ii) requires the consent or vote of greater than a majority in aggregate principal amount of the holders of the Debentures (a "Super Majority") to be waived under the Indenture, the Event of Default under the Trust Agreement may only be waived by the vote of the Holders of at least the proportion in aggregate liquidation amount of the Trust PIERS that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

         The foregoing provisions of this Section 2.06 shall be in lieu of
         Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Trust Agreement and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such Event of Default shall cease to exist, and any Event of Default with respect to the Trust PIERS arising therefrom shall be deemed to have been cured, for every purpose of this Trust Agreement, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Trust PIERS or impair any right consequent thereon. Any waiver by the Holders of the Trust PIERS of an Event of Default with respect to the Trust PIERS shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Trust Agreement without any further act, vote, or consent of the Holders of the Common Securities.

                  (b) The Holders of a Majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

                  (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under this Trust Agreement as provided below in this Section 2.06(b), the Event of Default under this Trust Agreement shall also not be waivable; or

                  (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under this Trust Agreement as provided below in this Section 2.06(b), the Event of Default under this Trust Agreement may only be waived by the vote of the Holders of at least the proportion in aggregate liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

         provided further, the Holders of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Trust PIERS have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Trust PIERS and only the Holders of the Trust PIERS will have the right to direct the Property Trustee in accordance with the terms of the Securities. The foregoing provisions of this Section 2.06(b) shall be in lieu of
         Section 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Trust Agreement and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.06(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Trust Agreement, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

                  (c) A waiver of an Event of Default under the Indenture by the Property Trustee, at the direction of the Holders of the Trust PIERS, constitutes a waiver of the corresponding Event of Default under this Trust Agreement. The foregoing provisions of this Section 2.06(c) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Trust Agreement and the Securities, as permitted by the Trust Indenture Act.

                  SECTION 2.07. Event of Default; Notice.

                  (a) The Property Trustee shall, within 90 days after the occurrence of an Event of Default actually known to a Responsible Officer, transmit by mail, first class postage prepaid, to the Holders, notices of all defaults with respect to the Securities actually known to a Responsible Officer, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.07(a) being hereby defined to be an Event of Default as defined in the Indenture, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided that, except for a default in the payment of principal of (or premium, if any) or interest on any of the Debentures, the Property Trustee shall be protected in withholding such notice if and so long as a Responsible Officer in good faith determines that the withholding of such notice is in the interests of the Holders.

                  (b) The Property Trustee shall not be deemed to have knowledge of any default except:

                  (i) a default under Sections 2.10(a) and 2.10(b) of the Third Supplemental Indenture; or

                  (ii) any default as to which the Property Trustee shall have received written notice or of which a Responsible Officer charged with the administration of the Trust Agreement shall have actual knowledge as evidenced in writing.

                  (c) Within ten Business Days after the occurrence of any Event of Default under Sections 2.10(a) and 2.10(b) of the Indenture, the Property Trustee shall transmit notice of such Event of Default to the Holders of the Trust PIERS, the Administrative Trustees and the Sponsor, unless such Event of Default shall have been cured or waived. The Sponsor and the Administrative Trustees shall file annually with the Property Trustee a certification as to whether or not they are in compliance with all the conditions and covenants applicable to them under this Trust Agreement. The Sponsor or Administrative Trustees shall deliver to the Property Trustee as soon as possible and in any event within five days after the Sponsor or the Administrative Trustees become aware of the occurrence of any Event of Default or an event that, with notice or the lapse of time or both, would constitute an Event of Default, an Officer's Certificate setting forth the details of such Event of Default or default and the action that the Sponsor or Administrative Trustees propose to take with respect thereto.

                                   ARTICLE III

                                  ORGANIZATION

                  SECTION 3.01. Name.

         The Trust is named "Sovereign Capital Trust IV" as such name may be modified from time to time by the Administrative Trustees following written notice to the Holders. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Administrative Trustees.

                  SECTION 3.02. Office.

         The address of the principal office of the Trust is 101 Barclay Street, 8 West, New York, New York 10283. On ten Business Days written notice to the Holders of Securities, the Administrative Trustees may designate another principal office.

                  SECTION 3.03. Purpose.

         The exclusive purposes and functions of the Trust are (a) to issue and sell Securities, (b) use the proceeds from the sale of the Securities to acquire the Debentures and the Warrants, and (c) except as otherwise limited herein, to engage in only those other activities necessary, advisable or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, mortgage or pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

                  SECTION 3.04. Authority.

         Subject to the limitations provided in this Trust Agreement and to the specific duties of the Property Trustee, the Administrative Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Administrative Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Trust Agreement.

                  SECTION 3.05. Title to Property of the Trust.

         Except as provided in SECTION 3.08 with respect to the Debentures and the Property Trustee Account or as otherwise provided in this Trust Agreement, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

                  SECTION 3.06. Powers and Duties of the Administrative
Trustees.

         The Administrative Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

                  (a) to issue and sell the Securities in accordance with this Trust Agreement; provided, however, that (i) the Trust may issue no more than one series of Trust PIERS and no more than one series of Common Securities, (ii) there shall be no interests in the Trust other than the Securities, and (iii) the issuance of Securities shall be limited to a simultaneous issuance of both the Trust PIERS and Common Securities at a Closing Time, provided that the Underwriters may exercise their option to purchase additional Trust PIERS at the times and under the conditions specified in the Underwriting Agreement;

                  (b) in connection with the issue and sale of the Trust PIERS, at the direction of the Sponsor, to:

                  (i) prepare and execute, if necessary, a prospectus and prospectus supplement (the "Prospectus") in preliminary and final form prepared by the Sponsor, in relation to the offering and sale of Trust PIERS, and to execute and file with the Commission, at such time as determined by the Sponsor, any registration statement, including any amendments thereto;

                  (ii) to execute and file with the Commission, at such time as determined by the Sponsor, any registration statement, including any amendments thereto, in relation to the securities to be issued upon any Cash Exercise;

                  (iii) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Trust PIERS in any State in which the Sponsor has determined to qualify or register such Trust PIERS for sale;

                  (iv) execute and file an application, prepared by the Sponsor, to permit the Trust PIERS to trade or be quoted or listed in or on the New York Stock Exchange or any other securities exchange, quotation system or the Nasdaq Stock Market's National Market;

                  (v) execute and deliver letters, documents, or instruments with DTC and other Clearing Agencies relating to the Trust PIERS;

                  (vi) if required, execute and file with the Commission a registration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor, relating to the registration of the Trust PIERS under Section 12 of the Exchange Act; and

                  (vii) execute and enter into the Underwriting Agreement providing for, among other things, the sale and registration of the Trust PIERS;

                  (c) to acquire the Debentures and the Warrants with the proceeds of the sale of the Trust PIERS and the Common Securities; provided, however, that the Administrative Trustees shall cause legal title to the Debentures and the Warrants to be held of record in the name of the Property Trustee for the benefit of the Holders;

                  (d) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Special Event;

                  (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Trust PIERS and Holders of Common Securities as to such actions and applicable record dates;

                  (f) to take all actions and perform such duties as may be required of the Administrative Trustees pursuant to the terms of the Securities;

                  (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to
         Section 3.08(e) the Property Trustee has the exclusive power to bring such Legal Action;

                  (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

                  (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

                  (j) to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Administrative Trustee;

                  (k) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

                  (l) to act as, or appoint another Person to act as, Registrar and Exchange Agent for the Securities or to appoint a Paying Agent for the Securities as provided in Section 7.04 except for such time as such power to appoint a Paying Agent is vested in the Property Trustee;

                  (m) to give prompt written notice to the Property Trustee and to Holders of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures by extending the interest payment period under the Indenture;

                  (n) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders or to enable the Trust to effect the purposes for which the Trust was created;

                  (o) to take any action, not inconsistent with this Trust Agreement or with applicable law, that the Administrative Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.06, including, but not limited to:

                  (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

                  (ii) causing the Trust to be classified for United States federal income tax purposes as a grantor trust; and

                  (iii) cooperating with the Debenture Issuer to ensure that the Debentures and Warrants will be treated as a unitary financial instrument that is indebtedness of the Debenture Issuer subject to the Contingent Debt Regulations for United States federal income tax purposes;

                  (p) to take all action necessary to cause the offer and sale of the Trust PIERS to be registered pursuant to an effective registration statement under the Securities Act;

                  (q) to take all action necessary to cause the issuance of the securities issuable upon any Cash Exercise to be registered pursuant to an effective registration statement under the Securities Act;

                  (r) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Administrative Trustees, on behalf of the Trust; and

                  (s) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing.

         The Administrative Trustees must exercise the powers set forth in this
Section 3.06 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.03, and the Administrative Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.03.

         Subject to this Section 3.06, the Administrative Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.08.

         Any expenses incurred by the Administrative Trustees pursuant to this
Section 3.06 shall be reimbursed by the Debenture Issuer.

                  SECTION 3.07. Prohibition of Actions by the Trust and the Trustees.

                  (a) The Trust shall not, and the Trustees (including the Property Trustee and the Delaware Trustee) shall cause the Trust not to, engage in any activity other than as required or authorized by this Trust Agreement. In particular, the Trust shall not:

                  (i) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders pursuant to the terms of this Trust Agreement and of the Securities;

                  (ii) acquire any assets other than as expressly provided herein;

                  (iii) possess Trust property for other than a Trust purpose;

                  (iv) make any loans or incur any indebtedness other than loans represented by the Debentures;

                  (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

                  (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities;

                  (vii) other than as provided in this Trust Agreement or Annex I, (A) direct the time, method and place of conducting any proceeding with respect to any remedy available to the Debenture Trustee, or exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (B) waive any past default that is waivable under the Indenture, or (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable; or

                  (viii) consent to any amendment, modification or termination of the Indenture, the Debentures, the Warrant Agreement or the Warrants where such consent shall be required unless the Trust shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters to the effect that such amendment, modification or termination will not cause more than an insubstantial risk that for United States federal income tax purposes the Trust will not be classified as a grantor trust.

                  SECTION 3.08. Powers and Duties of the Property Trustee.

                  (a) The legal title to the Debentures and the Warrants shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Holders. The right, title and interest of the Property Trustee to the Debentures and the Warrants shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with SECTION 5.07. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures and Warrants have been executed and delivered.

                  (b) The Property Trustee shall not transfer its right, title and interest in the Debentures and Warrants to the Administrative Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

                  (c)      The Property Trustee shall:

                  (i) establish and maintain a segregated non-interest bearing trust account (the "Property Trustee Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders and, upon the receipt of payments of funds made in respect of the Debentures held by the Property Trustee, deposit such funds into the Property Trustee Account and make payments or cause the Paying Agent to make payments to the Holders from the Property Trustee Account in accordance with Section 6.01. Funds in the Property Trustee Account shall be held uninvested until disbursed in accordance with this Trust Agreement. The Property Trustee Account shall be an account that is maintained with a banking institution the rating on whose long-term unsecured indebtedness by a "nationally recognized statistical rating organization," as that term is defined for purposes of Rule 436(g)(2) under the Securities Act, is at least investment grade;

                  (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Trust Securities to the extent the Debentures are redeemed or mature; and

                  (iii) upon written notice of distribution issued by the Administrative Trustees in accordance with the terms of the Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Debentures to Holders upon the occurrence of certain events.

                  (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of this Trust Agreement.

                  (e) Subject to Section 3.09(a), the Property Trustee shall take any Legal Action which arises out of or in connection with an Event of Default of which a Responsible Officer has actual knowledge or the Property Trustee's duties and obligations under this Trust Agreement or the Trust Indenture Act and if such Property Trustee shall have failed to take such Legal Action, the Holders of the Trust PIERS may take such Legal Action, to the same extent as if such Holders of Trust PIERS held an aggregate principal amount of Debentures equal to the aggregate liquidation amount of such Trust PIERS, without first proceeding against the Property Trustee or the Trust; provided however, that if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay the principal of or premium, if any, or interest on the Debentures on the date such principal, premium, if any, or interest is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Trust PIERS may directly institute a proceeding for enforcement of payment to such Holder of the principal of or premium, if any, or interest on the Debentures having a principal amount equal to the aggregate liquidation amount of the Trust PIERS of such Holder (a "Direct Action") on or after the respective due date specified in the Debentures. In connection with such Direct Action, the rights of the Holders of the Common Securities will be subrogated to the rights of such Holder of Trust PIERS to the extent of any payment made by the Debenture Issuer to such Holder of Trust PIERS in such Direct

         Action. Except as provided in the preceding sentences, the Holders of Trust PIERS will not be able to exercise directly any other remedy available to the holders of the Debentures.

                  (f) The Property Trustee shall not resign as a Trustee unless either:

                  (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders pursuant to the terms of the Securities; or

                  (ii) a successor Property Trustee has been appointed and has accepted that appointment in accordance with Section 5.07 (a "Successor Property Trustee").

                  (g) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and of a holder of Warrants under the Warrant Agreement and, if an Event of Default actually known to a Responsible Officer occurs and is continuing, the Property Trustee shall, for the benefit of Holders, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of such Securities.

                  (h) The Property Trustee shall be authorized to undertake any actions set forth in Section 317(a) of the Trust Indenture Act.

                  (i) For such time as the Property Trustee is the Paying Agent, the Property Trustee may authorize one or more Persons to act as additional Paying Agents and to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Securities and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any such additional Paying Agent may be removed by the Property Trustee at any time the Property Trustee remains as Paying Agent and a successor Paying Agent or additional Paying Agents may be (but are not required to be) appointed at any time by the Property Trustee while the Property Trustee is so acting as Paying Agent.

                  (j) Subject to this Section 3.08, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in Section 3.06.

         Notwithstanding anything expressed or implied to the contrary in this Trust Agreement or any Annex or Exhibit hereto, (i) the Property Trustee shall exercise the powers set forth in this Section 3.08 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.03, and (ii) the Property Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.03.

                  SECTION 3.09. Certain Duties and Responsibilities of the Property Trustee.

                  (a) The Property Trustee, before the occurrence of any Event of Default and after the curing or waiver of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Trust Agreement and in the Securities and no implied covenants shall be read into this Trust Agreement against the

         Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.06) of which a Responsible Officer has actual knowledge, the Property Trustee shall exercise such of the rights and powers vested in it by this Trust Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                  (b) No provision of this Trust Agreement shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                                    (A) the duties and obligations of the
                  Property Trustee shall be determined solely by the express provisions of this Trust Agreement and in the Securities and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Trust Agreement and in the Securities, and no implied covenants or obligations shall be read into this Trust Agreement against the Property Trustee;

                                    (B) in the absence of bad faith on the part
                  of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Trust Agreement; provided, however, that in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they substantially conform to the requirements of this Trust Agreement (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein);

                  (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

                  (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Trust Agreement;

                  (iv) no provision of this Trust Agreement shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Trust Agreement or indemnity reasonably satisfactory to the Property Trustee against such risk or liability is not reasonably assured to it;

                  (v) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debentures, the Warrants and the Property Trustee Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Trust Agreement and the Trust Indenture Act;

                  (vi) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures, the Warrants or the payment of any taxes or assessments levied thereon or in connection therewith;

                  (vii) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Sponsor. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Trustee Account maintained by the Property Trustee pursuant to
         Section 3.08(c)(i) and except to the extent otherwise required by law; and

                  (viii) the Property Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Sponsor with their respective duties under this Trust Agreement, nor shall the Property Trustee be liable for any default or misconduct of the Administrative Trustees or the Sponsor.

                  SECTION 3.10. Certain Rights of Property Trustee.

                  (a)      Subject to the provisions of Section 3.09:

                  (i) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

                  (ii) any direction or act of the Sponsor or the Administrative Trustees contemplated by this Trust Agreement may be sufficiently evidenced by an Officers' Certificate;

                  (iii) whenever in the administration of this Trust Agreement, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Administrative Trustees;

                  (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or reregistration thereof;

                  (v) the Property Trustee may consult with counsel or other experts of its selection and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion, such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Trust Agreement from any court of competent jurisdiction;

                  (vi) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Trust Agreement at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee security and indemnity, reasonably satisfactory to the Property Trustee, against the costs, expenses (including reasonable attorneys' fees and expenses and the expenses of the Property Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee provided, that, nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Trust Agreement;

                  (vii) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation, at the expense of the Debenture Issuer, into such facts or matters as it may see fit and shall incur no liability of any kind by reason of such inquiry or investigation;

                  (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Trust Agreement, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

                  (x) whenever in the administration of this Trust Agreement the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action,
         (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in conclusively relying on or acting in or accordance with such instructions;

                  (xi) except as otherwise expressly provided by this Trust Agreement, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Trust Agreement;

                  (xii) the Property Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith, without negligence, and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Trust Agreement;

                  (xiii) in no event shall the Property Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Property Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action;

                  (xiv) the Property Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Property Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a Default is received by the Property Trustee at the Corporate Trust Office of the Property Trustee, and such notice references the Securities and the Indenture; and

                  (xv) the rights, privileges, protections, immunities and benefits given to the Property Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Property Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder.

                  (b) No provision of this Trust Agreement shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

                  SECTION 3.11. Delaware Trustee.

                  Notwithstanding any other provision of this Trust Agreement other than Section 5.02, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the

Delaware Trustee have any of the duties and responsibilities of the Administrative Trustees or the Property Trustee described in this Trust Agreement. Except as set forth in Section 5.02, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of
Section 3807 of the Statutory Trust Act.

                  SECTION 3.12. Execution of Documents.

         Unless otherwise determined by the Administrative Trustees, and except as otherwise required by the Statutory Trust Act, a majority of the Administrative Trustees or, if there are only two, any Administrative Trustee or, if there is only one, such Administrative Trustee is authorized to execute on behalf of the Trust any documents that the Administrative Trustees have the power and authority to execute pursuant to Section 3.06.

                  SECTION 3.13. Not Responsible for Recitals or Issuance of Securities.

         The recitals contained in this Trust Agreement and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Trust Agreement, the Securities, the Debentures or the Indenture.

                  SECTION 3.14. Duration of Trust.

         The Trust, unless terminated pursuant to the provisions of ARTICLE VIII hereof, shall have existence up to March 1, 2043.

                  SECTION 3.15. Mergers.

                  (a) The Trust may not merge with or into, consolidate, amalgamate, or be replaced by, or sell, assign, convey, transfer or lease its properties and assets substantially as an entirety to any Person, except as described in Section 3.15(b) and (c).

                  (b) The Trust may, at the request of the Sponsor, with the consent of the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees and without the consent of the Holders, the Delaware Trustee or the Property Trustee, merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to, a trust organized as such under the laws of any State; provided that:

                  (i) if the Trust is not the successor entity, such successor entity (the "Successor Entity") either:

                                    (A) expressly assumes all of the obligations
                           of the Trust under the Securities; or

                                    (B) substitutes for the Securities other
                           securities having substantially the same terms as the Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Securities rank with respect to Distributions, including Contingent Distributions, and payments upon liquidation, redemption and otherwise;

                  (ii) the Sponsor expressly appoints a trustee of the Successor Entity that possesses the same powers and duties as the Property Trustee, as the holder of the Debentures and the Warrants;

                  (iii) the Trust PIERS or the Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange, automated quotation system, or with another organization on which the Trust PIERS are then listed or quoted;

                  (iv) if the Trust PIERS (including any Successor Securities) are rated by any nationally recognized statistical rating organization prior to such transaction, such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Trust PIERS (including any Successor Securities), or if the Debentures are so rated, the Debentures, to be downgraded by any nationally recognized statistical rating organization;

                  (v) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders (including the holders of any Successor Securities) in any material respect (other than with respect to any dilution of such Holders' interests in the new entity);

                  (vi) such Successor Entity has a purpose identical to that of the Trust;

                  (vii) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Sponsor has received an opinion of an independent counsel to the Trust experienced in such matters to the effect that:

                                    (A) such merger, consolidation,
                           amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders (including the holders of any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity);

                                    (B) following such merger, consolidation,
                           amalgamation, replacement, conveyance, transfer or lease, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

                                    (C) following such merger, consolidation,
                           amalgamation, replacement, conveyance, transfer, or lease, the Trust (or the Successor Entity) will be classified as a grantor trust for United States federal income tax purposes; and

                  (viii) the Sponsor or any permitted successor or assignee owns all of the common securities of such Successor Entity and guarantees the obligations of such

         Successor Entity under the Successor Securities at least to the extent provided by the Trust PIERS Guarantee.

                  (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount at maturity of the Securities, consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to, any other Person or permit any other Person to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or the Successor Entity not to be classified as a grantor trust for United States federal income tax purposes.

                                   ARTICLE IV

                                     SPONSOR

                  SECTION 4.01. Sponsor's Purchase of Common Securities.

         At the Closing Time, the Sponsor will purchase all of the Common Securities then issued by the Trust, in an amount at least equal to approximately, but not less than, 3% of the capital of the Trust, at the same time as the Trust PIERS are issued and sold.

                  SECTION 4.02. Responsibilities of the Sponsor.

                  In connection with the issue and sale of the Trust PIERS, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

                  (a) to prepare the Prospectus and to prepare for filing by the Trust with the Commission any Registration Statement, including any amendments thereto;

                  (b) to prepare for filing by the Trust with the Commission any registration statement, including any amendments thereto, relating to the issuance of securities issuable upon Cash Exercise;

                  (c) to determine the States in which to take appropriate action to qualify or register for sale all or part of the Trust PIERS and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

                  (d) if deemed necessary or advisable by the Sponsor, to prepare for filing by the Trust an application to permit the Trust PIERS to trade or be quoted or listed in or on the Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") market, the New York Stock Exchange, or any other securities exchange, quotation system or the Nasdaq Stock Market's National Market for listing or quotation of the Trust PIERS;

                  (e) to prepare for filing by the Trust with the Commission a registration statement on Form 8-A, including any amendments thereto, relating to the registration of the Trust PIERS under Section 12 of the Exchange Act; and

                  (f) to negotiate the terms of the Underwriting Agreement providing for the sale of the Trust PIERS.

                  SECTION 4.03. Right to Proceed.

         The Sponsor acknowledges the rights of the Holders of Trust PIERS, in the event that a failure of the Trust to pay Distributions on the Trust PIERS is attributable to the failure of the Sponsor to pay interest or principal on the Debentures, to institute a proceeding directly against the Debenture Issuer for enforcement of its payment obligations on the Debentures.

                                    ARTICLE V

                                    TRUSTEES

                  SECTION 5.01. Number of Trustees: Appointment of Co-Trustee.

         The number of Trustees initially shall be five (5), and:

                  (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

                  (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities;

provided, however, that, the number of Trustees shall in no event be less than two (2); provided further that (1) if required by the Statutory Trust Act, one Trustee, in the case of a natural person, shall be a person who is a resident of the State of Delaware or that, if not a natural person, is an entity which has its principal place of business in the State of Delaware (the "Delaware Trustee"); (2) there shall be at least one Trustee who is an employee or officer of, or is affiliated with the Sponsor (an "Administrative Trustee"); (3) one Trustee shall be the Property Trustee for so long as this Trust Agreement is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements; and (4) all Trustees are United States persons, as defined by
Section 7701(a)(30) of the Code, and at least one of the Trustees is a bank, as defined in Section 501 of the Code, or a United States government-owned agency or United States government-sponsored enterprise. Notwithstanding the above, unless an Event of Default shall have occurred and be continuing, at any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust's property may at the time be located, the Holders of a Majority in liquidation amount of the Common Securities acting as a class at a meeting of the Holders of the Common Securities, and the Administrative Trustees shall have power to appoint one or more Persons either to act as a co-trustee, jointly with the Property

Trustee, of all or any part of the Trust's property, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in such capacity any property, title, right or power deemed necessary or desirable, subject to the provisions of this Trust Agreement. In case an Event of Default has occurred and is continuing, the Property Trustee alone shall have power to make any such appointment of a co-trustee.

                  SECTION 5.02. Delaware Trustee.

         If required by the Statutory Trust Act, one Trustee (the "Delaware Trustee") shall be:

                  (a) a natural person who is a resident of the State of Delaware; or

                  (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law,

provided that, if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.

                  SECTION 5.03. Property Trustee; Eligibility.

                  (a) There shall at all times be one Trustee (the "Property Trustee") which shall act as Property Trustee which shall:

                  (i)      not be an Affiliate of the Sponsor; and

                  (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this
         Section 5.03(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

                  (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 5.03(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in
         Section 5.07(c).

                  (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

                  (d) The Trust PIERS Guarantee shall be deemed to be specifically described in this Trust Agreement for purposes of clause
         (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.

                  (e)      The initial Property Trustee shall be:

                  The Bank of New York
                  101 Barclay Street, Fl. 8W
                  New York, New York 10286
                  Attention: Corporate Trust Administration

                  SECTION 5.04. Certain Qualifications of Administrative Trustees and Delaware Trustee Generally.

         Each Administrative Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers. Each Administrative Trustee shall be a U.S. person for purposes of Section 7701(a)(30) of the Code.

                  SECTION 5.05. Administrative Trustees.

                  The initial Administrative Trustees shall be:

                  Mark R. McCollom
                  James D. Hogan
                  Thomas Brugger

                  (a) Except as expressly set forth in this Trust Agreement and except if a meeting of the Administrative Trustees is called with respect to any matter over which the Administrative Trustees have power to act, any power of the Administrative Trustees may be exercised by, or with the consent of, any one such Administrative Trustee.

                  (b) Unless otherwise determined by the Administrative Trustees, and except as otherwise required by the Statutory Trust Act or applicable law, any Administrative Trustee is authorized to execute on behalf of the Trust any documents which the Administrative Trustees have the power and authority to cause the Trust to execute pursuant to
         Section 3.06, provided, that, the registration statement referred to in
         Section 3.06, including any amendments thereto, shall be signed by all of the Administrative Trustees; and

                  (c) An Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Administrative Trustees have power and authority to cause the Trust to execute pursuant to Section 3.06.

                  SECTION 5.06. Delaware Trustee.

         The initial Delaware Trustee shall be:

                  The Bank of New York (Delaware)
                  23 White Clay Center
                  Route 273
                  Newark, Delaware 19711

                  SECTION 5.07. Appointment, Removal and Resignation of
Trustees.

                  (a) Subject to Section 5.07(b) and to Section 6(b) of Annex I hereto, Trustees may be appointed or removed without cause at any time:

                  (i) until the issuance of any Securities, by written instrument executed by the Sponsor;

                  (ii) unless an Event of Default shall have occurred and be continuing after the issuance of any Securities, by vote of the Holders of a Majority in liquidation amount at maturity of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; and

                  (iii) if an Event of Default shall have occurred and be continuing after the issuance of the Securities, with respect to the Property Trustee or the Delaware Trustee, by vote of Holders of a Majority in liquidation amount at maturity of the Trust PIERS voting as a class at a meeting of Holders of the Trust PIERS.

                  (b)

                  (i) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 5.07(a) until a Successor Property Trustee ("Successor Property Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Administrative Trustees and the Sponsor; and

                  (ii) the Trustee that acts as Delaware Trustee shall not be removed in accordance with this Section 5.07(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.02 and 5.04 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Administrative Trustees and the Sponsor.

                  (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

                  (i) No such resignation of the Trustee that acts as the Property Trustee shall be effective:

                                    (A) until a Successor Property Trustee has
                           been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

                                    (B) until the assets of the Trust have been
                           completely liquidated and the proceeds thereof distributed to the Holders; and

                  (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

                  (d) The Holders of the Common Securities or, if an Event of Default shall have occurred and be continuing after the issuance of the Securities, the Holders of the Trust PIERS, shall use their best efforts to promptly appoint a Successor Delaware Trustee or Successor Property Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.07.

                  (e) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section 5.07 within 30 days after delivery of an instrument of resignation or removal, the Property Trustee or Delaware Trustee resigning or being removed, as applicable, may petition, at the expense of the Debenture Issuer, any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

                  (f) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.

                  SECTION 5.08. Vacancies among Trustees.

         If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.01, or if the number of Trustees is increased pursuant to Section 5.01, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.07.

                  SECTION 5.09. Effect of Vacancies.

         The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve, terminate or annul the Trust. Whenever a vacancy in the number of Administrative Trustees

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

shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with Section 5.07, the Administrative Trustees in office, regardless of their number, shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Trust Agreement.

                  SECTION 5.10. Meetings.

         If there is more than one Administrative Trustee, meetings of the Administrative Trustees shall be held from time to time upon the call of any Administrative Trustee. Regular meetings of the Administrative Trustees may be held at a time and place fixed by resolution of the Administrative Trustees. Notice of any in-person meetings of the Administrative Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before such meeting. Notice of any telephonic meetings of the Administrative Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of an Administrative Trustee at a meeting shall constitute a waiver of notice of such meeting except where an Administrative Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Trust Agreement, any action of the Administrative Trustees may be taken at a meeting by vote of a majority of the Administrative Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Administrative Trustees. In the event there is only one Administrative Trustee, any and all action of such Administrative Trustee shall be evidenced by a written consent of such Administrative Trustee.

                  SECTION 5.11. Delegation of Power.

                  (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.06, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

                  (b) the Administrative Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

                  SECTION 5.12. Merger, Conversion, Consolidation or Succession to Business.

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

         Any Person into which the Property Trustee or the Delaware Trustee or any Administrative Trustee that is not a natural person, as the case may be, may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Property Trustee or the Delaware Trustee, as the case may be, shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Property Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Property Trustee or the Delaware Trustee, as the case may be, hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                   ARTICLE VI

                          DISTRIBUTIONS AND CONVERSION

                  SECTION 6.01. Distributions.

         (a) Holders shall receive Distributions, including Contingent Distributions, in accordance with the applicable terms of the relevant Holder's Securities. If and to the extent that the Debenture Issuer makes a payment of interest (including Compounded Interest (as defined in the Indenture), Additional Sums (as defined in the Indenture) and Contingent Interest (as defined in the Indenture)), premium and/or principal on the Debentures held by the Property Trustee or any other payments with respect to the Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders.

         (b) Payment of Distributions, including Contingent Distributions, on, and any payment of the Redemption Price upon a redemption of, the Securities shall be made on a Pro Rata basis based on the liquidation amount at maturity of such Securities; provided that if, on any date on which payment of a Distribution or the Redemption Price is to be made, an Indenture Event of Default has occurred and is continuing, then such payment shall not be made on any of the Common Securities, and no other payment on account of the redemption, liquidation or other acquisition of such Common Securities shall be made, until all accumulated and unpaid Distributions, including Contingent Distributions, or payments of the Redemption Price, as the case may be, on all of the outstanding Trust PIERS for which Distributions, including Contingent Distributions, are to be paid or that have been called for redemption, as the case may be, are fully paid. All funds available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions, including Contingent Distributions, on, or the Redemption Price of, the Trust PIERS then due and payable.

                  SECTION 6.02. Distribution of Debentures and Warrants in Exchange for Securities.

                  (a) Provided that the conditions set forth in Section 6.02(b) are satisfied, at any time, the Administrative Trustees may dissolve the Trust and, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, cause the Debentures and the Warrants held by the Property Trustee to be distributed to the Holders in liquidation of such Holders' interests in the Trust on a Pro Rata basis, upon not less than 30 nor more than 60 days notice, and, simultaneous with such distribution, to cause a Like Amount of the Securities to be exchanged by the Trust on a Pro Rata basis.

                  (b) The dissolution of the Trust and distribution of the Debentures and the Warrants pursuant to Section 6.02(a) shall be permitted only upon satisfaction of the following conditions:

                  (i)      A Special Event shall have occurred;

                  (ii) the receipt by the Administrative Trustees of an Opinion of Counsel, rendered by an independent law firm having a recognized national tax practice, to the effect that the Holder shall not recognize any gain or loss for United States federal income tax purposes as a result of the dissolution of the Trust and the distribution of the Debentures and the Warrants (a "No Recognition Opinion"); and

                  (iii) the receipt by the Administrative Trustees of the prior written consent of the Debenture Issuer.

                  (c) Notice of any distribution of Debentures and Warrants in exchange for the Securities (a "Distribution Notice"), which notice shall be irrevocable, shall be given by the Trust by mail to each Holder of Securities not fewer than 30 nor more than 60 days before the date of distribution of the Debentures and the Warrants. A Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders. No defect in the Distribution Notice or in the mailing of the Distribution Notice with respect to any Holder shall affect the validity of the exchange proceedings with respect to any other Holder.

                           Each Distribution Notice shall be sent by the
Property Trustee on behalf of the Trust to:

                  (i) in respect of the Trust PIERS, the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee) if the Global Trust PIERS have been issued or the Holders thereof if Definitive Trust PIERS have been issued, and

                  (ii) in respect of the Common Securities, the Holder (or Holders) thereof.

                  (d) On and from the date fixed by the Property Trustee for any distribution of Debentures and Warrants and liquidation of the
         Trust:

                  (i) the Securities no longer shall be deemed to be outstanding;

                  (ii) the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee), as the Holder of the Trust PIERS, will receive a registered global certificate or certificates representing the Debentures and, unless the Warrants shall have expired, a registered global certificate or certificates representing the Warrants to be delivered upon such distribution; and

                  (iii) any certificates representing Securities not held by the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee) shall be deemed to represent Debentures having an aggregate principal amount equal to the aggregate liquidation amount of such Securities and bearing accrued and unpaid interest in an amount equal to the accumulated and unpaid Distributions on such Securities, together with, unless the Warrants shall have expired, one Warrant per $50 principal amount at maturity of Debentures, until such certificates are presented for cancellation, at which time the Debenture Issuer shall issue, and the Debenture Trustee shall authenticate, a certificate representing such Debentures and, unless the Warrants shall have expired, the Sponsor shall issue, and the Warrant Agent shall authenticate, a certificate representing such Warrants.

                  SECTION 6.03. Conversion. The Holders shall have the right at any time upon the occurrence of one or more of the events set forth in the Trust PIERS Certificate and on the dates specified therein, whether at maturity or upon redemption (whether at the option of the Sponsor, pursuant to a Special Event or in connection with a Change of Control), at their option, to cause the Conversion Agent to convert Trust Securities, on behalf of the converting Holders, into shares of common stock, no par value, of the Sponsor (the "Common Stock") in the manner described herein on and subject to the following terms and conditions

                  (a) The Trust Securities shall be convertible at the office of the Conversion Agent into fully paid and nonassessable shares of Common Stock pursuant to the Holder's written direction to the Conversion Agent to exchange such Trust Securities for a portion of the Debentures and Warrants theretofore held by the Trust on the basis of one Debenture with a $50 principal amount at maturity and one Warrant per Trust Security, and immediately exercise such Warrant for fully paid and nonassessable shares of Common Stock of the Sponsor at an initial conversion ratio of 1.6301 shares of Common Stock for each Warrant, subject to certain adjustments set forth in ARTICLE IV of the Warrant Agreement (as so adjusted from time to time, the "Conversion Ratio").

                  (b) In order to exchange Trust Securities for Debentures and Warrants and to exercise such Warrants for Common Stock, the Holder must submit to the Conversion Agent an irrevocable written notice of conversion in the form provided on the Trust PIERS Certificate (or such other notice which is acceptable to the Sponsor) (the "Conversion Request"), together, if the Trust Securities are in certificated form, with such Trust Security Certificates, duly endorsed or assigned to the Sponsor or in blank and, if such conversion right is being exercised prior to March 5, 2007 pursuant to the Cash Exercise Right, cash in the amount of the Nominal Accreted Value of the Debentures on the Conversion Date (as defined below). The Conversion Request shall (i) set forth the Liquidation Amount of Trust Securities to be converted and the name or names, if other than the Holder, in which the shares of Common Stock should be issued, and (ii) direct the Conversion Agent (A) to exchange such Trust Securities for a Like Amount of the Debentures and Warrants held by the Trust, and (B) to immediately exercise such Warrants on behalf of such Holder into Common Stock (at the Conversion Ratio specified in the preceding paragraph) by delivering to the Sponsor the corresponding Debentures and, if such conversion right is being exercised prior to March 5, 2007 pursuant to the Cash Exercise Right, cash in the amount of the Nominal Accreted

         Value of the Debentures on the Conversion Date. The Conversion Agent shall notify the Trust of the Holder's election to exchange Trust Securities for a portion of the Debentures and Warrants held by the Trust and the Property Trustee, on behalf of the Trust, shall, upon receipt of such notice, deliver to the Conversion Agent the appropriate principal amount of Debentures and Warrants for exchange in accordance with this Section 6.03. The Conversion Agent shall thereupon notify the Sponsor of the Holder's election to exercise such Warrants for shares of Common Stock.

                  (c) A Holder's ability to Cash Exercise its Trust PIERS at any time prior to March 5, 2007 is subject to the following conditions:

                           (i) a registration statement shall be in effect under the Securities Act covering the issuance and sale of the Common Stock and, to the extent required by applicable law, the Short-Term Debentures upon Cash Exercise;

                           (ii) the Common Stock shall have been registered, qualified or deemed to be exempt under applicable state securities laws; and

                           (iii) to the extent required by applicable law, a then-current prospectus is delivered to the Holder exercising its right to Cash Exercise.

                  (d) The Sponsor agrees to use its reasonable best efforts to file as soon as practicable and in any event no later than five Business Days after the first Trading Day when the Market Price of the Common Stock shall be equal to or greater than the Conversion Price as of such date and as adjusted pursuant to Article IV of the Warrant Agreement, to have declared effective and to thereafter maintain the effectiveness, until the earlier of (i) March 5, 2007 or (ii) such time as no Trust PIERS or Warrants remain outstanding, of a shelf registration statement covering the issuance and sale of the Common Stock and, to the extent required by applicable law, the Short-Term Debentures upon Cash Exercise. The Sponsor further agrees to use the cash proceeds of any Cash Exercise for "current transactions" within the meaning of Section 3(a)(3) under the Securities Act.

                  (e) Any Trust PIERS or portion thereof surrendered for conversion during the period from the close of business on the record date for any Distribution Date to the close of business on the Business Day next preceding the following Distribution Date shall (unless such Trust PIERS or portion thereof being converted shall have been called for redemption on a Redemption Date which occurs during the period from the close of business on such record date to the close of business on the Business Day next preceding the following Distribution Date) be accompanied by payment, in New York Clearing House funds or other funds acceptable to the Sponsor, of an amount equal to the Distributions (including Contingent Distributions, if any) otherwise payable on such Distribution Date on the Liquidation Amount being converted; provided, however, that if notice of redemption of Trust PIERS is mailed or otherwise given to Holders, then, if any Holder converts any Trust PIERS into Common Stock on any date on or after the date on which such notice of redemption is mailed or otherwise given, and if such date of conversion falls on any day from and including the first day of an Extension Period and on or prior to the Distribution Date upon which such Extension Period ends, such converting Holder shall be entitled to receive either (i) if the date of such conversion falls after a Regular Record Date and on or prior to the next succeeding Distribution Date, all accrued and unpaid Distributions on such Trust PIERS (including Distributions thereon, if any, to the extent permitted by applicable law) to such Distribution Date, or (ii) if the date of such conversion does not fall on a date described in clause (i) above, all accrued and unpaid Distributions (including Contingent Distributions, if any) on such Trust PIERS (including Distributions (including Contingent Distributions, if any) thereon, if any, to the extent permitted by applicable law) to the most recent Distribution Date prior to the date of such conversion, which Distributions (including Contingent Distributions, if any) shall, in either such case, be paid to such converting Trust PIERS unless the date of conversion of such Trust PIERS is on or prior to the Distribution Date upon which such Extension Period ends and after the Regular Record Date for such Distribution Date, in which case Distributions (including Contingent Distributions, if any) shall be paid to the person who was the Holder at the close of business on such regular record date. Except as otherwise set forth above in this paragraph, in the case of any Trust PIERS which is converted, Distributions (including Contingent Distributions, if any) which are payable after the date of conversion of such Trust PIERS shall not be payable, and the Sponsor shall not make nor be required to make any other payment, adjustment or allowance with respect to accrued but unpaid Distributions (including Contingent Distributions, if any) on the Trust PIERS being converted, which shall be deemed to be paid in full. Except as provided herein, no payment or other adjustment shall be made for Distributions (including Contingent Distributions, if any) accrued on any Trust PIERS converted or for dividends on any shares issued upon the conversion of such Trust PIERS.

                  (f) Each Holder of a Trust Security by his acceptance thereof appoints The Bank of New York (in such capacity the "Conversion Agent") for the purpose of effecting the conversion of Trust Securities in accordance with this Section 6.03. In effecting the conversion and transactions described in this Section 6.03, the Conversion Agent shall be acting as agent of the Holders directing it to effect such conversion transactions. The Conversion Agent is hereby authorized (i) to exchange Trust Securities from time to time for Debentures and Warrants held by the Trust in connection with the conversion of such Trust Securities with this Section 6.03, and (ii) to exercise all or a portion of the Warrants for Common Stock and thereupon to deliver such shares of Common Stock in accordance with the provisions of this
         Section 6.03 and to deliver to the Trust a new Debenture and Warrants or Debentures and Warrants for any resulting unconverted principal amount.

                  (g) No fractional shares of Common Stock shall be issued as a result of conversion, but in lieu thereof, such fractional interest shall be paid in cash (based on the Trading Price of the Common Stock on the third Trading Day prior to the Conversion Date) by the Sponsor to the Trust, which in turn shall make such payment to the Holder or Holders of Trust Securities so converted.

                  (h) The Sponsor shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance upon the exercise of the

         Warrants, free from any preemptive or other similar rights, such number of shares of Common Stock as shall from time to time be issuable upon the exercise of all of the Warrants then outstanding. Notwithstanding the foregoing, the Sponsor shall be entitled to deliver, upon exercise of Warrants, shares of Common Stock reacquired and held in the treasury of the Sponsor (in lieu of the issuance of authorized and unissued shares of Common Stock), so long as any such treasury shares are free and clear of all liens, charges, security interests or encumbrances. Any shares of Common Stock issued upon exercise of the Warrants shall be duly authorized, validly issued, fully paid and nonassessable. The Trust shall deliver the shares of Common Stock of the Sponsor received upon exercise of the Warrants to the converting Holder free and clear of all liens, charges, security interests and encumbrances, except for United States withholding taxes.

                  (i) The Sponsor shall pay any and all taxes that may be payable in respect of the issue or delivery of shares of Common Stock on exercise of Warrants and the delivery of the shares of Common Stock by the Trust upon conversion of the Trust Securities. The Sponsor shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the Trust Securities so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Trust the amount of any such tax or has established to the satisfaction of the Trust that has been paid.

                  (j) Nothing in the preceding Section 6.03 shall limit the requirements of the Trust to withhold taxes pursuant to the terms of the Trust Securities or as set forth in this Trust Agreement or otherwise require the Property Trustee or the Trust to pay any amount on account of such withholdings.

                  (k) The Property Trustee has no duty to determine when an adjustment under this ARTICLE VI should be made, how it should be made or what it should be. The Property Trustee has no duty to determine whether a supplemental indenture under this Section 6.03 need be entered into or whether any provisions of any supplemental indenture are correct. The Property Trustee shall not be accountable for and makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities. The Property Trustee shall not be responsible for the Sponsor's failure to comply with this
         Article VI. Each Conversion Agent (other than the Sponsor or an Affiliate of the Sponsor) shall have the same protection under this
         Section 6.03 as the Property Trustee.

                  (l) The "Conversion Date" with respect to a Holder seeking conversion of Trust Securities shall be the date on which such Holder complies with all of the requirements set forth in this Section
         6.03 for conversion of such Trust Securities.

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

                                   ARTICLE VII

                             ISSUANCE OF SECURITIES

                  SECTION 7.01. General Provisions Regarding Securities.

                  (a) The Administrative Trustees shall on behalf of the Trust issue one class of capital securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Trust PIERS") and one class of common securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Common Securities").

                  (b) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

                  (c) Upon issuance of the Securities as provided in this Trust Agreement, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable.

                  (d) Every Person, by virtue of having become a Holder or a Trust PIERS Beneficial Owner in accordance with the terms of this Trust Agreement, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Trust Agreement.

                  SECTION 7.02. Execution and Authentication.

                  (a) The Securities shall be signed on behalf of the Trust by an Administrative Trustee by manual or facsimile signature. In case any Administrative Trustee of the Trust who shall have signed any of the Securities shall cease to be such Administrative Trustee before the Securities so signed shall be delivered by the Trust, such Securities nevertheless may be delivered as though the person who signed such Securities had not ceased to be such Administrative Trustee; and any Securities may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Security, shall be the Administrative Trustees of the Trust, although at the date of the execution and delivery of the Trust Agreement any such person was not such a Administrative Trustee.

                  (b) One Administrative Trustee shall sign the Securities for the Trust by manual or facsimile signature.

                  A Security shall not be valid until authenticated by the manual signature of an authorized signatory of the Property Trustee. The signature shall be conclusive evidence that the Security has been authenticated under this Trust Agreement.

                  Upon a written order of the Trust signed by one Administrative Trustee, the Property Trustee shall authenticate the Securities for original issue. The aggregate number of Trust PIERS outstanding at any time shall not exceed the number set forth in the Terms in Annex I hereto except as provided in Section 7.06.

                  The Property Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Securities. An authenticating agent may authenticate Securities whenever the Property Trustee may do so. Each reference in this Trust Agreement to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee to deal with the Sponsor or an Affiliate.

                  SECTION 7.03. Form and Dating.

                  The Trust PIERS shall be substantially in the form of Exhibit A-1 and the Common Securities shall be substantially in the form of Exhibit A-2, each of which is hereby incorporated in and expressly made a part of this Trust Agreement. The Property Trustee's certificate of authentication shall be substantially in the form set forth in Exhibits A-1 and A-2. Certificates representing the Securities may be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by their execution thereof. The Securities may have letters, CUSIP or other numbers, notations or other marks of identification or designation and such legends or endorsements required by law, stock exchange rule, agreements to which the Trust is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Trust). The Trust at the direction of the Sponsor shall furnish any such legend not contained in Exhibit A-1 to the Property Trustee in writing. Each Trust PIERS shall be dated the date of its authentication. The terms and provisions of the Securities set forth in Annex I and the forms of Securities set forth in Exhibits A-1 and A-2 are part of the terms of this Trust Agreement and to the extent applicable, the Property Trustee and the Sponsor, by their execution and delivery of this Trust Agreement, expressly agree to such terms and provisions and to be bound thereby.

                  (a) Global Securities. Securities may be issued in the form of one or more, permanent global Securities in definitive, fully registered form without distribution coupons with the appropriate global legends (a "Global Trust PIERS"), which shall be deposited on behalf of the purchasers of the Trust PIERS represented thereby with the Property Trustee, at its New York office, as custodian for the Clearing Agency, and registered in the name of the Clearing Agency or a nominee of the Clearing Agency, duly executed by the Trust and authenticated by the Property Trustee as hereinafter provided. The number of Trust PIERS represented by a Global Trust PIERS may from time to time be increased or decreased by adjustments made on the records of the Property Trustee and the Clearing Agency or its nominee as hereinafter provided.

                  (b) Book-Entry Provisions. This Section 7.03(b) shall apply only to the Global Trust PIERS and such other Trust PIERS in global form as may be authorized by the Trust to be deposited with or on behalf of the Clearing Agency.

                  The Trust shall execute and the Property Trustee shall, in accordance with this Section 7.03, authenticate and make available for delivery initially one or more Global Trust PIERS that (i) shall be registered in the name of Cede & Co. or other nominee of such Clearing Agency and (ii) shall be delivered by the Trustee to such Clearing Agency or pursuant to such Clearing Agency's written instructions or held by the Property Trustee as custodian for the Clearing Agency.

                  Members of, or participants in, the Clearing Agency ("Participants") shall have no rights under this Trust Agreement with respect to any Global Trust PIERS held on their behalf by the Clearing Agency or by the Property Trustee as the custodian of the Clearing Agency or under such Global Trust PIERS, and the Clearing Agency may be treated by the Trust, the Property Trustee and any agent of the Trust or the Property Trustee as the absolute owner of such Global Trust PIERS for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Trust, the Property Trustee or any agent of the Trust or the Property Trustee from giving effect to any written certification, proxy or other authorization furnished by the Clearing Agency or impair, as between the Clearing Agency and its Participants, the operation of customary practices of such Clearing Agency governing the exercise of the rights of a holder of a beneficial interest in any Global Trust PIERS.

                  (c)      Definitive Trust PIERS. Except as provided in Section
         7.09 or 9.02(e)(i), owners of beneficial interests in a Global Trust PIERS will not be entitled to receive physical delivery of certificated Trust PIERS ("Definitive Trust PIERS").

                  (d) Authorized Denominations. The Trust PIERS are issuable only in denominations of $50.00 and any integral multiple thereof.

                  SECTION 7.04. Registrar, Paying Agent and Exchange Agent.

                  The Trust shall maintain in the Borough of Manhattan, The City of New York, (i) an office or agency where Trust PIERS may be presented for registration of transfer ("Registrar"), (ii) an office or agency where Trust PIERS may be presented for payment ("Paying Agent") and
         (iii) an office or agency where Securities may be presented for exchange ("Exchange Agent"). The Registrar shall keep a register of the Trust PIERS and of their transfer. The Trust may appoint the Registrar, the Paying Agent and the Exchange Agent and may appoint one or more co-registrars, one or more additional paying agents and one or more additional exchange agents in such other locations as it shall determine. The term "Registrar" includes any additional registrar, "Paying Agent" includes any additional paying agent and the term "Exchange Agent" includes any additional exchange agent. The Trust may change any Paying Agent, Registrar, co-registrar or Exchange Agent without prior notice to any Holder. The Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Administrative Trustees. The Trust shall notify the Property Trustee of the name and address of any Agent not a party to this Trust Agreement. If the Trust fails to appoint or maintain another entity as Registrar, Paying Agent or Exchange Agent, the Property Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent, Registrar, or Exchange Agent. The Trust shall act as Paying Agent, Registrar, co-registrar, and Exchange Agent for the Common Securities.

                  The Trust initially appoints the Property Trustee as Registrar, Paying Agent, and Exchange Agent for the Trust PIERS.

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

                  SECTION 7.05. Paying Agent to Hold Money in Trust.

         The Trust shall require each Paying Agent other than the Property Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Property Trustee all money held by the Paying Agent for the payment of liquidation amounts or Distributions, and will notify the Property Trustee if there are insufficient funds for such purpose. While any such insufficiency continues, the Property Trustee may require a Paying Agent to pay all money held by it to the Property Trustee. The Trust at any time may require a Paying Agent to pay all money held by it to the Property Trustee and to account for any money disbursed by it. Upon payment over to the Property Trustee, the Paying Agent (if other than the Trust or an Affiliate of the Trust) shall have no further liability for the money. If the Trust or the Sponsor or an Affiliate of the Trust or the Sponsor acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.

                  SECTION 7.06. Replacement Securities.

         If a Holder claims that a Security owned by it has been lost, destroyed or wrongfully taken or if such Security is mutilated and is surrendered to the Trust or in the case of the Trust PIERS to the Property Trustee, the Trust shall issue and the Property Trustee shall, upon written order of the Trust, authenticate a replacement Security if the Property Trustee's and the Trust's requirements, as the case may be, are met. An indemnity bond must be provided by the Holder which, in the judgment of the Property Trustee, is sufficient to protect the Trustees, the Sponsor, the Trust or any authenticating agent from any loss which any of them may suffer if a Security is replaced. The Trust may charge such Holder for its expenses in replacing a Security.

         Every replacement Security is an additional beneficial interest in the Trust.

                  SECTION 7.07. Outstanding Trust PIERS.

                  The Trust PIERS outstanding at any time are all the Trust PIERS authenticated by the Property Trustee except for those cancelled by it, those delivered to it for cancellation, and those described in this SECTION as not outstanding.

                  If a Trust PIERS is replaced, paid or purchased pursuant to
         SECTION 7.06 hereof, it ceases to be outstanding unless the Property Trustee receives proof satisfactory to it that the replaced, paid or purchased Trust PIERS is held by a bona fide purchaser.

                  If Trust PIERS are considered paid in accordance with the terms of this Trust Agreement, they cease to be outstanding and Distributions, including Contingent Distributions, on them shall cease to accumulate.

                  A Trust PIERS does not cease to be outstanding because one of the Trust, the Sponsor or an Affiliate of the Sponsor holds the Security.

                  SECTION 7.08. Trust PIERS in Treasury.

         In determining whether the Holders of the required amount of Securities have concurred in any direction, waiver or consent, Trust PIERS owned by the Trust, the Sponsor or an Affiliate of the Sponsor, as the case may be, shall be disregarded and deemed not to be outstanding, except that for the purposes of determining whether the Property Trustee shall be fully protected in relying on any such direction, waiver or consent, only Securities which a Responsible Officer of the Property Trustee actually knows are so owned shall be so disregarded.

                  SECTION 7.09. Temporary Securities.

                  (a) Until Definitive Securities are ready for delivery, the Trust may prepare and, in the case of the Trust PIERS, the Property Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of Definitive Securities but may have variations that the Trust considers appropriate for temporary Securities. Without unreasonable delay, the Trust shall prepare and, in the case of the Trust PIERS, the Property Trustee shall authenticate Definitive Securities in exchange for temporary Securities.

                  (b) A Global Trust PIERS deposited with the Clearing Agency or with the Property Trustee as custodian for the Clearing Agency pursuant to Section 7.03 shall be transferred to the beneficial owners thereof in the form of certificated Trust PIERS only if such transfer complies with Section 9.02 and (i) the Clearing Agency notifies the Sponsor that it is unwilling or unable to continue as Clearing Agency for such Global Trust PIERS or if at any time such Clearing Agency ceases to be a "clearing agency" registered under the Exchange Act and a clearing agency is not appointed by the Sponsor within 90 days of such notice, (ii) a Default or an Event of Default has occurred and is continuing or (iii) the Trust at its sole discretion elects to cause the issuance of certificated Trust PIERS.

                  (c) Any Global Trust PIERS that is transferable to the beneficial owners thereof in the form of certificated Trust PIERS pursuant to this Section 7.09 shall be surrendered by the Clearing Agency to the Property Trustee located in the Borough of Manhattan, The City of New York, to be so transferred, in whole or from time to time in part, without charge, and the Property Trustee shall authenticate and make available for delivery, upon such transfer of each portion of such Global Trust PIERS, an equal aggregate liquidation amount of Securities of authorized denominations in the form of certificated Trust PIERS. Any portion of a Global Trust PIERS transferred pursuant to this Section shall be registered in such names as the Clearing Agency shall direct.

                  (d) Subject to the provisions of Section 7.09(c), the Holder of a Global Trust PIERS may grant proxies and otherwise authorize any Person, including Participants and Persons that may hold interests through Participants, to take any action which such Holder is entitled to take under this Trust Agreement or the Securities.

                  (e) In the event of the occurrence of any of the events specified in Section 7.09(b), the Trust will promptly make available to the Property Trustee a reasonable supply of certificated Trust PIERS in fully registered form without distribution coupons.

                  SECTION 7.10. Cancellation.

         The Trust at any time may deliver Trust PIERS to the Property Trustee for cancellation. The Registrar, Paying Agent and Exchange Agent shall forward to the Property Trustee any Trust PIERS surrendered to them for registration of transfer, redemption, exchange or payment. The Property Trustee shall promptly cancel all Trust PIERS, surrendered for registration of transfer, redemption, exchange, payment, replacement or cancellation and shall dispose of cancelled Trust PIERS as the Trust directs, provided that the Property Trustee shall not be obligated to destroy Trust PIERS. The Trust may not issue new Trust PIERS to replace Trust PIERS that it has paid or that have been delivered to the Property Trustee for cancellation or that any Holder has exchanged.

                  SECTION 7.11. CUSIP Numbers.

         The Trust in issuing the Trust PIERS may use "CUSIP" numbers (if then generally in use), and, if so, the Property Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders of Trust PIERS; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Trust PIERS or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Trust PIERS, and any such redemption shall not be affected by any defect in or omission of such numbers. The Sponsor will promptly notify the Property Trustee of any change in the CUSIP numbers.

                  SECTION 7.12. Tax Treatment of Debentures and Warrants.

         The Sponsor and the Trust agree, and by acceptance of a beneficial ownership interest in the Trust Securities each beneficial holder of Trust Securities agrees, for United States federal income tax purposes, (i) to treat each Debenture and the corresponding Warrant in which such holder has a beneficial interest as a single unitary instrument, (ii) to treat such unitary instrument as indebtedness of the Sponsor, (iii) to treat such indebtedness as subject to Section 1.1275-4(b) of the Treasury Regulations (the "Contingent Debt Regulations"), (iv) to be bound by the Sponsor's determination of the "comparable yield" and "projected payment schedule," within the meaning of the Contingent Debt Regulations, with respect to such holder's Trust Securities, and
(v) to use such "comparable yield" and "projected payment schedule" in determining its interest accruals with respect to such holder's Trust Securities and in determining adjustments thereto. For purposes of the foregoing, the Sponsor's determination of the "comparable yield" is 7.410% per annum, compounded quarterly. The projected payment schedule, determined by the Sponsor, is attached to the Third Supplemental Indenture as Exhibit B. A Holder of Trust Securities may obtain the Issue Date, yield to maturity, comparable yield and a copy of the projected payment schedule for the Debentures and corresponding Warrants by telephoning the Sponsor's Investor Relations Department at (610) 320-8400 or submitting a written request for such information to Investor Relations Department, Sovereign Bank, Mail Code 11-900-IR5, P.O. Box 12646, Reading, PA 19612, Attn: Mark R. McCollom.

                                  ARTICLE VIII

                              TERMINATION OF TRUST

                  SECTION 8.01. Termination of Trust.

                  (a)      The Trust shall automatically terminate:

                  (i)      upon the bankruptcy of the Sponsor;

                  (ii) upon the filing of a certificate of dissolution or liquidation or its equivalent with respect to the Sponsor; or the revocation of the Sponsor's charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

                  (iii) following the distribution of a Like Amount (as defined in Annex I hereto) of the Debentures and Warrants to the Holders, provided that, the Property Trustee has received written notice from the Sponsor directing the Property Trustee to terminate the Trust (which direction is optional, and except as otherwise expressly provided below, within the discretion of the Sponsor) and provided, further, that such direction and such distribution is conditioned on
         (i) the receipt by the Sponsor of any required regulatory approval and
         (ii) the Administrative Trustees' receipt of a No Recognition Opinion;

                  (iv) upon the entry of a decree of judicial dissolution of the Sponsor or the Trust by a court of competent jurisdiction;

                  (v) when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securities;

                  (vi) upon the repayment of the Debentures and expiration of the Warrants or at such time as no Debentures or Warrants are outstanding; or

                  (vii)    the expiration of the term of the Trust provided in
         Section 3.14.

                  (b) As soon as is practicable after the occurrence of an event referred to in Section 8.01(a), the Administrative Trustees shall file a certificate of cancellation with the Secretary of State of the State of Delaware.

                  (c) The provisions of Section 3.09 and ARTICLE X shall survive the termination of the Trust.

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

                  SECTION 8.02. Liquidation Distribution Upon Dissolution or Termination of the Trust.

                  (a) In the event of any voluntary or involuntary dissolution or termination of the Trust pursuant to Section 8.01(a)(i), 8.01(a)(ii), 8.01(a)(iii) or 8.01(a)(iv) (each a "Liquidation"), the Trust shall be liquidated by the Administrative Trustees as expeditiously as the Administrative Trustees determine to be possible by distributing to the Holders, after satisfaction of liabilities to creditors of the Trust, if any, as provided by applicable law, Debentures in an aggregate principal amount at maturity equal to the aggregate stated liquidation amount of, with an interest rate identical to the Distribution rate of, and accrued and unpaid interest equal to accumulated and unpaid Distributions, including Contingent Distributions, on, such Securities in exchange for such Securities, and Warrants equal in number to the number of such Debentures.

                  (b)      If, notwithstanding the other provisions of this
         Section 8.02, distribution of the Debentures and Warrants in the manner set forth in Section 8.02(a)(i) is determined by the Property Trustee not to be practical, the assets of the Trust shall be liquidated, and the Trust shall be wound-up by the Property Trustee in such manner as the Property Trustee determines. In such event, the Holders shall be entitled to receive out of the assets of the Trust available for distribution to the Holders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the liquidation amount at maturity of the Securities plus accumulated and unpaid Distributions, including Contingent Distributions, thereon to the date of payment (such amount being the "Liquidation Distribution"). If, upon any such Liquidation, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay the aggregate Liquidation Distribution in full, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis, provided that if an Indenture Event of Default has occurred and is continuing, then the Trust PIERS shall have a preference over the Common Securities with regard to the Liquidation Distribution.

                  (c) Notice of any distribution of Debentures and Warrants in exchange for the Securities (an "Exchange Notice"), which notice shall be irrevocable, shall be given by the Administrative Trustees on behalf of the Trust by mail to each Holder at least 30 but no more than 60 days before the date fixed for such distribution. For purposes of the calculation of the date of distribution and the dates on which notices are given pursuant to this Section 8.02(c), an Exchange Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to the Holders. Each Exchange Notice shall be addressed to the Holders at the address of each such Holder appearing on the books and records of the Trust. No defect in the Exchange Notice or in the mailing thereof with respect to any Holder shall affect the validity of the distribution proceedings with respect to any other Holder.

                  (d) On and from the date fixed for any distribution of Debentures and Warrants upon dissolution of the Trust:

                  (i) the Securities no longer shall be deemed to be outstanding;

                  (ii) the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee), as the Holder of the Trust PIERS, will receive a registered global certificate or certificates representing the Debentures and, if the Warrants shall not have expired, a registered global certificate or certificates representing the Warrants to be delivered upon such distribution; and

                  (iii) any certificates representing Securities not held by the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee) shall be deemed to represent Debentures having an aggregate principal amount at maturity equal to the aggregate liquidation amount at maturity of such Securities and bearing accrued and unpaid interest in an amount equal to the accumulated and unpaid Distributions, including Contingent Distributions, on such Securities, together with Warrants, if the Warrants shall not have expired, in the ratio of one Warrant per $50 principal amount at maturity of Debentures, until such certificates are presented for cancellation, at which time the Debenture Issuer shall issue, and the Debenture Trustee shall authenticate, a certificate representing such Debentures, and unless the Warrants shall have expired, the Sponsor shall issue, and the Warrant Agent shall authenticate, a certificate representing such Debentures.

                  (e) Each Holder of Trust Securities shall be deemed to agree, by its acceptance of any Trust Security, not to assert upon the occurrence of any of the events indicated in clauses (i), (ii) or (iv) of Section 8.01(a), or any similar event, any claim before any court having jurisdiction in the premises under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, in excess of the Nominal Accreted Value of a Like Amount of Debentures on the date of commencement of any such proceedings before such court.

                                   ARTICLE IX

                              TRANSFER OF INTERESTS

                  SECTION 9.01. Transfer of Securities.

                  (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Trust Agreement and in the terms of the Securities. Any transfer or purported transfer of any Security not made in accordance with this Trust Agreement shall be null and void.

                  (b) Subject to this Article IX, Trust PIERS may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Trust Agreement. Any transfer or purported transfer of any Security not made in accordance with this Trust Agreement shall be null and void.

                  (c) For so long as the Trust Securities remain outstanding, the Sponsor covenants (i) to maintain, directly or indirectly, ownership of 100% of the Common Securities of the Trust; provided, however, that any permitted successor of the Sponsor under the Indenture may succeed to the Sponsor's ownership of such Common Securities, (ii) not to cause, as sponsor of the Trust, or to permit, as Holder of the Common Securities, the dissolution, winding-up or termination of the Trust, except in connection with a distribution of the Debentures and the Warrants as provided in this Trust Agreement and in connection with certain mergers, consolidations or amalgamations permitted by this Trust Agreement, (iii) to cause the Trust (a) to remain a statutory trust, except in connection with the distribution of Debentures and the Warrants to the Holders of Trust Securities in liquidation of the Trust, the redemption of all of the Trust Securities, or certain mergers, consolidations or amalgamations, each as permitted by this Trust Agreement, and (b) to otherwise continue to be classified as a grantor trust for United States federal income tax purposes, (iv) to use its commercially reasonable efforts to ensure that the Trust will not be an Investment Company required to be registered under the Investment Company Act, and (v) not to take any action that would be reasonably likely to cause the Trust to be classified as an association or a publicly traded partnership taxable as a corporation for United States federal income tax purposes.

                  (d) For so long as the Trust Securities remain outstanding, the Sponsor covenants not to cause, as sponsor of the Trust, or to permit, as Holder of the Common Securities the Debentures and the Warrants held by the Property Trustee to be transferred separately. Any transfer of a Debenture without a corresponding Warrant shall be deemed to be void and of no legal effect whatsoever. Any such transferee shall be deemed not to be a Holder of such Debentures or Warrants for any purpose, and such transferee shall be deemed to have no interest whatsoever in such Debentures or Warrants.

                  (e) The Administrative Trustees shall provide for the registration of Securities and of the transfer of Securities, which will be effected without charge but only upon payment (with such indemnity as the Administrative Trustees may require) in respect of any tax or other governmental charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Securities, the Administrative Trustees shall cause one or more new Securities to be issued in the name of the designated transferee or transferees. Every Security surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Administrative Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Security surrendered for registration of transfer shall be canceled by the Property Trustee (in the case of Trust PIERS) or the Trust (in the case of Common Securities). A transferee of a Security shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Security. By acceptance of a Security, each transferee shall be deemed to have agreed to be bound by this Trust Agreement.

                  SECTION 9.02. Transfer Procedures and Restrictions.

                  (a) General. No transfer or exchange of a Definitive Trust PIERS or of an interest in the Global Trust PIERS shall be effective unless the transferor delivers to the Trust a certificate in a form substantially similar to that attached hereto as the form of "Assignment" in Exhibit A-1.

                  (b) Transfer and Exchange of Definitive Trust PIERS. When Definitive Trust PIERS are presented to the Registrar or co-Registrar

                  (i)      to register the transfer of such Definitive Trust
         PIERS; or

                  (ii) to exchange such Definitive Trust PIERS which became mutilated, destroyed, defaced, stolen or lost, for an equal number of Definitive Trust PIERS,

the Registrar or co-registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Trust PIERS surrendered for transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Trust and the Registrar or co-registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

                  (c) Restrictions on Transfer of a Definitive Trust PIERS for a Beneficial Interest in a Global Trust PIERS. A Definitive Trust PIERS may not be exchanged for a beneficial interest in a Global Trust PIERS except upon satisfaction of the requirements set forth below. Upon receipt by the Property Trustee of a Definitive Trust PIERS, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Property Trustee, together with written instructions directing the Property Trustee to make, or to direct the Clearing Agency to make, an adjustment on its books and records with respect to the appropriate Global Trust PIERS to reflect an increase in the number of the Trust PIERS represented by such Global Trust PIERS, then the Property Trustee shall cancel such Definitive Trust PIERS and cause, or direct the Clearing Agency to cause, the aggregate number of Trust PIERS represented by the appropriate Global Trust PIERS to be increased accordingly. If no Global Trust PIERS are then outstanding, the Trust shall issue and the Property Trustee shall authenticate, upon written order of any Administrative Trustee, an appropriate number of Trust PIERS in global form.

                  (d) Transfer and Exchange of Global Trust PIERS. Subject to Section 9.02(e), the transfer and exchange of Global Trust PIERS or beneficial interests therein shall be effected through the Clearing Agency, in accordance with this Trust Agreement (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Clearing Agency therefor.

                  (e) Transfer of a Beneficial Interest in a Global Trust PIERS for a Definitive Trust PIERS.

                  (i) Any Person having a beneficial interest in a Global Trust PIERS may upon request, but only upon 20 days prior notice to the Property Trustee, and if accompanied by the information specified below, exchange such beneficial interest for a Definitive Trust PIERS representing the same number of Trust PIERS. Upon receipt by the Property Trustee from the Clearing Agency or its nominee on behalf of any Person having a beneficial interest in a Global Trust PIERS of written instructions or such other form of instructions as is customary for the Clearing Agency or the Person designated by the Clearing Agency as having such a beneficial interest in a Trust PIERS and a certification from the transferor (in a form substantially similar to that attached hereto as the form of "Assignment" in Exhibit A-1), which may be submitted by facsimile, then the Property Trustee will cause the aggregate number of Trust PIERS represented by Global Trust PIERS to be reduced on its books and records and, following such reduction, the Trust will execute and the Property Trustee will authenticate and make available for delivery to the transferee a Definitive Trust PIERS.

                  (ii) Definitive Trust PIERS issued in exchange for a beneficial interest in a Global Trust PIERS pursuant to this Section 9.02(e) shall be registered in such names and in such authorized denominations as the Clearing Agency, pursuant to instructions from its Clearing Agency Participants or otherwise, shall instruct the Property Trustee in writing. The Property Trustee shall deliver such Trust PIERS to the Persons in whose names such Trust PIERS are so registered in accordance with such instructions of the Clearing Agency.

                  (f) Restrictions on Transfer and Exchange of Global Trust PIERS. Notwithstanding any other provisions of this Trust Agreement (other than the provisions set forth in subsection (g) of this Section 9.02), a Global Trust PIERS may not be transferred as a whole except by the Clearing Agency to a nominee of the Clearing Agency or another nominee of the Clearing Agency or by the Clearing Agency or any such nominee to a successor Clearing Agency or a nominee of such successor Clearing Agency.

                  (g) Authentication of Definitive Trust PIERS. If at any time:

                  (i) the Clearing Agency notifies the Company that it is unwilling or unable to continue as depositary therefor or if at any time the Clearing Agency shall no longer be eligible to serve as depositary and a successor depositary for the Trust Securities is not appointed by the Company within 60 days after the Company receives such notice or becomes aware of such ineligibility;

                  (ii) the Trust, in its discretion, notifies the Property Trustee in writing that it is electing to cause the issuance of certificated Securities; or

                  (iii) if there shall have occurred and be continuing a default by the Company or the Trust in respect of its obligations under this Agreement then the Trust will execute, and the Property Trustee, upon receipt of a written order of the Trust signed by one Administrative Trustee requesting the authentication and delivery of Definitive Trust PIERS to the Persons designated by the Trust, will authenticate and make available for delivery Definitive Trust PIERS, equal in number to the number of Trust PIERS represented by the Global Trust PIERS, in exchange for such Global Trust PIERS.

                  (h) Cancellation or Adjustment of Global Trust PIERS. At such time as all beneficial interests in a Global Trust PIERS have either been exchanged for Definitive Trust PIERS to the extent permitted by this Trust Agreement or redeemed, repurchased or canceled in accordance with the terms of this Trust Agreement, such Global Trust PIERS shall be returned to the Clearing Agency for cancellation or retained and canceled by the

         Property Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Trust PIERS is exchanged for Definitive Trust PIERS, Trust PIERS represented by such Global Trust PIERS shall be reduced and an adjustment shall be made on the books and records of the Clearing Agency and the Registrar, to reflect such reduction.

                  (i) Obligations with Respect to Transfers and Exchanges of Trust PIERS.

                  (i) To permit registrations of transfers and exchanges, the Trust shall execute and the Property Trustee shall authenticate Definitive Trust PIERS and Global Trust PIERS at the Registrar's or co-registrar's request in accordance with the terms of this Trust Agreement.

                  (ii) Registrations of transfers or exchanges will be effected without charge, but only upon payment (with such indemnity as the Trust or the Sponsor may require) in respect of any tax or other governmental charge that may be imposed in relation to it.

                  (iii) The Registrar or co-registrar shall not be required to register the transfer of or exchange of (a) Trust PIERS during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption or any notice of selection of Trust PIERS for redemption and ending at the close of business on the day of such mailing; or (b) any Trust PIERS so selected for redemption in whole or in part, except the unredeemed portion of any Trust PIERS being redeemed in part.

                  (iv) Prior to the due presentation for registration of transfer of any Trust PIERS, the Trust, the Property Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the Person in whose name a Trust PIERS is registered as the absolute owner of such Trust PIERS for the purpose of receiving Distributions on such Trust PIERS and for all other purposes whatsoever, and none of the Trust, the Property Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.

                  (v) All Trust PIERS issued upon any transfer or exchange pursuant to the terms of this Trust Agreement shall evidence the same security and shall be entitled to the same benefits under this Trust Agreement as the Trust PIERS surrendered upon such transfer or exchange.

                  (j)      No Obligation of the Property Trustee.

                  (i) The Property Trustee shall have no responsibility or obligation to any beneficial owner of a Global Trust PIERS, a Clearing Agency Participant in the Clearing Agency or other Person with respect to the accuracy of the records of the Clearing Agency or its nominee or of any Clearing Agency Participant thereof, with respect to any ownership interest in the Trust PIERS or with respect to the delivery to any Clearing Agency Participant, beneficial owner or other Person (other than the Clearing Agency) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Trust PIERS. All notices and communications to be given to the Holders and all payments to be made to Holders under the Trust PIERS shall be given or made only to or upon the order of the registered Holders (which shall be the Clearing Agency or its nominee in the case of a Global Trust PIERS). The rights of beneficial owners in any Global Trust PIERS shall be exercised only through the Clearing Agency subject to the applicable rules and procedures of the Clearing Agency. The Property Trustee may conclusively rely and shall be fully protected in relying upon information furnished by the Clearing Agency or any agent thereof with respect to its Clearing Agency Participants and any beneficial owners.

                  (ii) The Property Trustee and the Registrar shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Trust Agreement or under applicable law with respect to any transfer of any interest in any Trust PIERS (including any transfers between or among Clearing Agency Participants or beneficial owners in any Global Trust PIERS) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Trust Agreement, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

                  (k) Minimum Transfers. Trust PIERS may only be transferred in minimum blocks of $50 aggregate liquidation amount at maturity. Any transfer of Trust PIERS in a block having an aggregate liquidation amount of less than $50 shall be deemed to be void and of no legal effect whatsoever. Any such transferee shall be deemed not to be a Holder of such Trust PIERS for any purpose, including, but not limited to, the receipt of Distributions, including Contingent Distributions, on such Trust PIERS, and such transferee shall be deemed to have no interest whatsoever in such Trust PIERS.

                  SECTION 9.03. Deemed Security Holders.

         The Trustees may treat the Person in whose name any Security shall be registered on the books and records of the Trust as the sole owner of such Security for purposes of receiving Distributions, including Contingent Distributions, and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Security on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

                  SECTION 9.04. Book Entry Interests.

         Global Trust PIERS shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of the Clearing Agency, and no Trust PIERS Beneficial Owner will receive a definitive Trust PIERS Certificate representing such Trust PIERS Beneficial Owner's interests in such Global Trust PIERS, except as provided in Section 9.02 and Section 7.09. Unless and until definitive, fully registered Trust PIERS certificates have been issued to the Trust PIERS Beneficial Owners pursuant to Section 9.02 and Section 7.09:

                  (a) the provisions of this Section 9.04 shall be in full force and effect;

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

                  (b) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Trust Agreement (including the payment of Distributions on the Global Trust PIERS and receiving approvals, votes or consents hereunder) as the Holder of the Trust PIERS and the sole holder of the Global Certificates and shall have no obligation to the Trust PIERS Beneficial Owners;

                  (c)      to the extent that the provisions of this Section
         9.04 conflict with any other provisions of this Trust Agreement, the provisions of this Section 9.04 shall control; and

                  (d) the rights of the Trust PIERS Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Trust PIERS Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants and receive and transmit payments of Distributions on the Global Certificates to such Clearing Agency Participants. DTC will make book entry transfers among the Clearing Agency Participants.

                  SECTION 9.05. Notices to Clearing Agency.

         Unless and until Definitive Trust PIERS have been issued, whenever a notice or other communication to the Trust PIERS Holders is required under this Trust Agreement, the Trustees shall give all such notices and communications specified herein to be given to the Holders of Global Trust PIERS to the Clearing Agency, and shall have no notice obligations to the Trust PIERS Beneficial Owners.

                  SECTION 9.06. Appointment of Successor Clearing Agency.

         If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Trust PIERS, the Administrative Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Trust PIERS.

                                    ARTICLE X

                           LIMITATION OF LIABILITY OF
                    HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

                  SECTION 10.01. Liability.

                  (a) Except as expressly set forth in this Trust Agreement, the Securities Guarantees and the terms of the Securities, the Sponsor shall not be:

                  (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders which shall be made solely from assets of the Trust; and

                  (ii) required to pay to the Trust or to any Holder any deficit upon dissolution of the Trust or otherwise.

                  (b) The Debenture Issuer shall be liable for all of the debts and obligations of the Trust (other than in respect of the Securities) to the extent not satisfied out of the Trust's assets.

                  (c) Pursuant to Section 3803(a) of the Statutory Trust Act, the Holders shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

                  SECTION 10.02. Exculpation.

                  (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Trust Agreement or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence or willful misconduct with respect to such acts or omissions.

                  (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders might properly be paid.

                  SECTION 10.03. Fiduciary Duty.

                  (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Trust Agreement shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Trust Agreement. The provisions of this Trust Agreement, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

                  (b)      Unless otherwise expressly provided herein:

                  (i) whenever a conflict of interest exists or arises between any Covered Persons; or

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

                  (ii) whenever this Trust Agreement or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Trust Agreement or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

                  (c) Whenever in this Trust Agreement an Indemnified Person is permitted or required to make a decision:

                  (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                  (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Trust Agreement.

                  SECTION 10.04. Indemnification.

                  (a)

                  (i) The Debenture Issuer shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

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

                  (ii) The Debenture Issuer shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees and expenses) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such Person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

                  (iii) To the extent that a Company Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a), or in defense of any claim, issue or matter therein, he shall be indemnified, to the full extent permitted by law, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

                  (iv) Any indemnification under paragraphs (i) and (ii) of this Section 10.4(a) (unless ordered by a court) shall be made by the Debenture Issuer only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Administrative Trustees by a majority vote of a Quorum consisting of such Administrative Trustees who were not parties to such action, suit or proceeding, (2) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Common Security Holder of the Trust.

                  (v) Expenses (including attorneys' fees and expenses) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a) shall be paid by the Debenture Issuer in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Debenture Issuer as authorized in this Section 10.4(a). Notwithstanding the foregoing, no advance shall be made by the Debenture Issuer if a determination is reasonably and promptly made (i) by the Administrative Trustees by a majority vote of a quorum of disinterested Administrative Trustees, (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion or (iii) the Common

         Security Holder of the Trust, that, based upon the facts known to the Administrative Trustees, counsel or the Common Security Holder at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Administrative Trustees, independent legal counsel or Common Security Holder reasonably determine that such person deliberately breached his duty to the Trust or its Common or Trust PIERS Holders.

                  (vi) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this
         Section 10.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Debenture Issuer or Trust PIERS Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 10.4(a) shall be deemed to be provided by a contract between the Debenture Issuer and each Company Indemnified Person who serves in such capacity at any time while this
         Section 10.4(a) is in effect. Any repeal or modification of this
         Section 10.4(a) shall not affect any rights or obligations then existing.

                  (vii) The Debenture Issuer or the Trust may purchase and maintain insurance on behalf of any person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Debenture Issuer would have the power to indemnify him against such liability under the provisions of this
         Section 10.4(a).

                  (viii) For purposes of this Section 10.4(a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

                  (ix) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 10.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

                  (b) The Debenture Issuer agrees to indemnify the (i) Property Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Property Trustee and the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Property Trustee and the Delaware Trustee (each of the Persons in (i) through (iv) being referred to as a "Fiduciary

         Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any and all loss, liability, damage, claim or expense including taxes (other than taxes based on the income of such Fiduciary Indemnified Person) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this
         Section 10.4(b) shall survive the satisfaction and discharge of this Trust Agreement and the resignation or removal of any Fiduciary Indemnified Person.

                  SECTION 10.05. Outside Businesses.

         Any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders shall have no rights by virtue of this Trust Agreement in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee, or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

                                   ARTICLE XI

                                   ACCOUNTING

                  SECTION 11.01. Fiscal Year.

         The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code or the Treasury Regulations.

                  SECTION 11.02. Certain Accounting Matters.

                  (a) At all times during the existence of the Trust, the Administrative Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied.

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

                  (b) The Administrative Trustees shall cause to be duly prepared and delivered to each of the Holders, any annual United States federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Administrative Trustees shall endeavor to deliver all such information statements within 30 days after the end of each Fiscal Year of the Trust.

                  (c) The Administrative Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income or franchise tax returns required to be filed by the Administrative Trustees on behalf of the Trust with any state or local taxing authority.

                  SECTION 11.03. Banking.

         The Trust may maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Trustee Account and no other funds of the Trust shall be deposited in the Property Trustee Account. The sole signatories for such accounts shall be designated by the Administrative Trustees; provided, however, that the Property Trustee shall designate the signatories for the Property Trustee Account.

                  SECTION 11.04. Withholding.

                  (a) The Trust and the Administrative Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Administrative Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to Distributions or allocations to any Holder due to withholding requirements under United States federal, state and local law, the amount withheld shall be deemed to be a Distribution in the amount of the withholding to the Holder. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.

                  (b) All payments of Distributions or Redemption Prices under the Trust Agreement and by the Guarantor under the Guarantee shall be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature (but, except as provided in this Trust Agreement, other than any estate, inheritance, gift, sales, transfer or personal property taxes imposed with respect to the Trust PIERS or the Guarantee) imposed or levied by or on behalf of any jurisdiction outside the United States or any political sub-division thereof or by any authority therein having power to tax unless such withholding or deduction is required by law. In that event, the Issuer or the Guarantor, as applicable, will pay such additional amounts as may be necessary in order that the net amounts received by a Holder after such withholding or deduction shall equal the amount of interest and principal which would have been receivable in respect of the Debentures in the absence of such withholding or deduction ("Additional Tax Amounts"), except that no such Additional Tax Amounts shall be payable:

                  (i)      to or on behalf of a Holder that is:

                                    a.       able to avoid such withholding or
                                             deduction by making a declaration
                                             of non-residence or other claim for
                                             exemption to the relevant tax
                                             authority or

                                    b.       is liable for such taxes, duties,
                                             assessments or governmental charges
                                             in respect of the Debentures by
                                             reason of its having some
                                             connection with the taxing
                                             jurisdiction other than merely by
                                             the holding of the Trust PIERS; or

                  (ii) with respect to any such taxes, duties, assessments or governmental charges that would not have been imposed but for the presentation of such Trust PIERS or Guarantee, where presentation is required, for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever is later, except to the extent that the Holder thereof would have been entitled to Additional Tax Amounts had the Debentures or Guarantee been presented for payment on any date during such 30-day period.

                                   ARTICLE XII

                             AMENDMENTS AND MEETINGS

                  SECTION 12.01. Amendments.

                  (a) Except as otherwise provided in this Trust Agreement or by any applicable terms of the Securities, this Trust Agreement may only be amended by a written instrument approved and executed by:

                  (i)      the Sponsor;

                  (ii) the Administrative Trustees (or if there are more than two Administrative Trustees a majority of the Administrative Trustees);

                  (iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee; and

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

                  (iv) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee.

                  (b) No amendment shall be made, and any such purported amendment shall be void and ineffective:

                  (i) unless, in the case of any proposed amendment, the Property Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Trust Agreement (including the terms of the Securities);

                  (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee shall have first received:

                                    (A)      an Officers' Certificate from the
                           Sponsor that such amendment is permitted by, and conforms to, the terms of this Trust Agreement (including the terms of the Securities); and

                                    (B)      an Opinion of Counsel (who may be
                           counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Trust Agreement (including the terms of the Securities) and that all conditions precedent, if any, in this Trust Agreement to the execution and delivery of such amendment have been satisfied, provided, however, that the Property Trustee shall not be required to sign any such amendment; and

                  (iii) to the extent the result of such amendment would be to:

                                    (A)      cause the Trust to fail to continue
                           to be classified for purposes of United States federal income taxation as a grantor trust;

                                    (B)      reduce or otherwise adversely
                           affect the powers of the Property Trustee in contravention of the Trust Indenture Act; or

                                    (C)      cause the Trust to be deemed to be
                           an Investment Company required to be registered under the Investment Company Act;

                  (c) At such time after the Trust has issued any Securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder may be effected only with such additional requirements as may be set forth in the terms of such Securities;

                  (d) Section 9.01(c) and this Section 12.1 shall not be amended without the consent of all of the Holders;

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

                  (e) Article IV shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities;

                  (f) The rights of the holders of the Common Securities under Article V to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount at maturity of the Common Securities; and

                  (g) Notwithstanding Section 12.1(c), this Trust Agreement may be amended without the consent of the Holders to:

                  (i) cure any ambiguity, correct or supplement any provision in this Trust Agreement that may be inconsistent with any other provision of this Trust Agreement or to make any other provisions with respect to matters or questions arising under this Trust Agreement which shall not be inconsistent with the other provisions of the Trust Agreement; and

                  (ii) to modify, eliminate or add to any provisions of the Trust Agreement to such extent as shall be necessary to ensure that the Trust will be classified for United States federal income tax purposes as a grantor trust at all times that any Securities are outstanding or to ensure that the Trust will not be required to register as an Investment Company under the Investment Company Act.

provided, however, that in the case of clause (i), such action shall not adversely affect in any material respect the interests of the Holders, and any amendments of this Trust Agreement shall become effective when notice thereof is given to the Holders.

                  (h) Notwithstanding the foregoing, the Trust Agreement may not be amended, without the consent of each Holder of Trust PIERS and Common Securities affected by such amendment, to:

                  (i) change the amount or timing of any Distribution on Trust Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Trust Securities on a specified date;

                  (ii) reduce the liquidation amount or the Distribution Rate or change the payment date or maturity of the Trust PIERS;

                  (iii) change the rights of a Holder of the Trust PIERS upon a Change of Control;

                  (iv) restrict the rights of a Holder of Trust PIERS to institute suit for the enforcement of payment of a Distribution on or after the specified date;

                  (v) allow the Trust to transfer Debentures and Warrants held by it separately;

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

                  (vi) change the rights of any Holder of Trust PIERS to convert its Trust PIERS upon the satisfaction of the conditions required for such conversion and at the Conversion Ratio, as adjusted; or

                  (vii) reduce the above-stated percentage of liquidation amount of Trust PIERS, the Holders of which are required to modify or amend the Trust Agreement or to consent to any waiver thereunder.

                  SECTION 12.02. Meetings of the Holders; Action by Written Consent.

                  (a) Meetings of the Holders of any class of Securities may be called at any time by the Administrative Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Trust Agreement, the terms of the Securities or the rules of any stock exchange on which the Trust PIERS are listed or admitted for trading. The Administrative Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in liquidation amount at maturity of such class of Securities. Such direction shall be given by delivering to the Administrative Trustees one or more notices in writing stating that the signing Holders wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders calling a meeting shall specify in writing the Security Certificates held by the Holders exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

                  (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of
         Holders:

                  (i) notice of any such meeting shall be given to all the Holders having a right to vote thereat at least seven days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders is permitted or required under this Trust Agreement or the rules of any stock exchange on which the Trust PIERS are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders. Any action that may be taken at a meeting of the Holders may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders entitled to vote who have not consented in writing. The Administrative Trustees may specify that any written ballot submitted to the Security Holder for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Administrative Trustees;

                  (ii) each Holder may authorize any Person to act for it by proxy on all matters in which a Holder is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders were stockholders of a Delaware corporation;

                  (iii) each meeting of the Holders shall be conducted by the Administrative Trustees or by such other Person that the Administrative Trustees may designate; and

                  (iv) unless the Statutory Trust Act, this Trust Agreement, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Trust PIERS are then listed or trading, otherwise provides, the Administrative Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                  ARTICLE XIII

                       REPRESENTATIONS OF PROPERTY TRUSTEE
                              AND DELAWARE TRUSTEE

                  SECTION 13.01. Representations and Warranties of Property Trustee.

         The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Trust Agreement, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

                  (a) The Property Trustee is a New York banking corporation with trust powers and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Trust Agreement;

                  (b) The execution, delivery and performance by the Property Trustee of this Trust Agreement has been duly authorized by all necessary corporate action on the part of the Property Trustee. This Trust Agreement has been duly executed and delivered by the Property Trustee and constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

                  (c) The execution, delivery and performance of this Trust Agreement by the Property Trustee does not conflict with or constitute a breach of the charter or by-laws of the Property Trustee; and

                  (d) No consent, approval or authorization of, or registration with or notice to, any New York State or federal banking authority is required for the execution, delivery or performance by the Property Trustee of this Trust Agreement.

                  SECTION 13.02. Representations and Warranties of Delaware Trustee.

                  The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Trust Agreement, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

                  (a) The Delaware Trustee is duly organized, validly existing and in good standing under the laws of the State of Delaware, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Trust Agreement;

                  (b) The execution, delivery and performance by the Delaware Trustee of this Trust Agreement has been duly authorized by all necessary corporate action on the part of the Delaware Trustee. This Trust Agreement has been duly executed and delivered by the Delaware Trustee and constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

                  (c) No consent, approval or authorization of, or registration with or notice to, any federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of this Trust Agreement; and

                  (d) The Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware.

                                   ARTICLE XIV

                             [Intentionally Omitted]

                                   ARTICLE XV

                                  MISCELLANEOUS

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

                  SECTION 15.01. Notices.

                  All notices provided for in this Trust Agreement shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

                  (a) if given to the Trust, in care of the Administrative Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders):

                     Sovereign Capital Trust IV
                     c/o The Bank of New York
                     101 Barclay Street
                     8 West
                     New York, New York 10283

                     Attention: Administrative Trustee

                  (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as Delaware Trustee may give notice of to the Holders):

                     The Bank of New York (Delaware)
                     23 White Clay Center
                     Route 273
                     Newark, Delaware 19711

                     Attention: Corporate Trust Department

                  (c) if given to the Property Trustee, at the Property Trustee's mailing address set forth below (or such other address as the Property Trustee may give notice of to the Holders):

                     The Bank of New York
                     101 Barclay Street, 8 West
                     New York, New York 10283

                     Attention: Corporate Trust Administration

                  (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

                     Sovereign Bancorp, Inc.
                     1130 Berkshire Boulevard
                     Wyomissing, PA 19610

                     Attention: Chief Financial Officer

                  (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

         All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

                  SECTION 15.02. Governing Law.

         This Trust Agreement and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

                  SECTION 15.03. Intention of the Parties.

         It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Trust Agreement shall be interpreted to further this intention of the parties.

                  SECTION 15.04. Headings.

         Headings contained in this Trust Agreement are inserted for convenience of reference only and do not affect the interpretation of this Trust Agreement or any provision hereof.

                  SECTION 15.05. Successors and Assigns.

         Whenever in this Trust Agreement any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Trust Agreement by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

                  SECTION 15.06. Partial Enforceability.

         If any provision of this Trust Agreement, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Trust Agreement, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

                  SECTION 15.07. Counterparts.

         This Trust Agreement may contain more than one counterpart of the signature page and this Trust Agreement may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

                         [SIGNATURES ON FOLLOWING PAGE]

                        [SIGNATURES FROM PRECEDING PAGE]

         IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.

                              _________________________________________________
                              Mark R. McCollom, as Administrative Trustee

                              _________________________________________________
                              James D. Hogan, as Administrative Trustee

                              _________________________________________________
                              Thomas Brugger, as Administrative Trustee

                              THE BANK OF NEW YORK (Delaware) as
                              Delaware Trustee

                              By:______________________________________________
                              Name:
                              Title:

                              THE BANK OF NEW YORK as Property Trustee

                              By:______________________________________________
                              Name:
                              Title:

                              SOVEREIGN BANCORP, INC., as Sponsor

                              By:______________________________________________
                                 Mark R. McCollom
                                 Senior Vice President

                                     ANNEX I

                                    TERMS OF
           4.375% CONTINGENT CONVERTIBLE TRUST PREFERRED INCOME EQUITY
                              REDEEMABLE SECURITIES
                            4.375% COMMON SECURITIES

         Pursuant to Section 7.01 of the Amended and Restated Declaration of Trust, dated as of February 26, 2004 (as amended from time to time, the "Trust Agreement"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Trust Agreement or, if not defined in such Trust Agreement, as defined in the Prospectus referred to below in Section 2(c) of this Annex I):

1.       Designation and Number.

         (a) Trust PIERS. 14,000,000 Trust PIERS, or up to 16,000,000 Trust PIERS if the Underwriters exercise in full their option under the Underwriting Agreement to purchase additional Trust PIERS, of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of Seven Hundred Million Dollars ($700,000,000), or up to Eight Hundred Million Dollars ($800,000,000) if the Underwriters exercise in full their option under the Underwriting Agreement to purchase additional Trust PIERS, and each with a liquidation amount with respect to the assets of the Trust of $50.00 per Security, are hereby designated for the purposes of identification only as the "4.375% Contingent Convertible Trust Preferred Income Equity Redeemable Securities" (collectively, the "Trust PIERS"). The certificates evidencing the Trust PIERS shall be substantially in the form of Exhibit A-1 to the Trust Agreement, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any exchange or quotation system on or in which the Trust PIERS are listed, traded or quoted.

         (b) Common Securities. 432,990 Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of twenty-five million, six hundred forty-nine thousand, five hundred Dollars ($21,649,500) or up to 494,846 Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of twenty-four million, seven hundred forty-two thousand, three hundred Dollars ($24,742,300) if the Underwriters exercise in full their option under the Underwriting Agreement to purchase additional Trust PIERS and a liquidation amount with respect to the assets of the Trust of $50.00 per Security, are hereby designated for the purposes of identification only as "4.375% Common Securities" (collectively, the "Common Securities"). The certificates evidencing the Common Securities shall be substantially in the form of Exhibit A-2 to the Trust Agreement, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

2.       Distributions.

         (a) Distributions payable on each Security will be fixed at a rate per annum of 4.375% (the "Distribution Rate") of the liquidation amount of $50.00 per Security (the

"Liquidation Amount"), such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarterly period will bear additional distributions thereon compounded quarterly at the Distribution Rate (to the extent permitted by applicable law). The term "Distributions", as used herein, includes distributions of any such interest. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds on hand legally available therefor.

         (b) Distributions on the Securities will be cumulative, will accumulate from the most recent date to which Distributions have been paid or, if no Distributions have been paid, from February 26, 2004, and will be payable quarterly in arrears on March 1, June 1, September 1 and December 1 of each year, commencing on June 1, 2004 (each, a "Distribution Date"), except as otherwise described below. Distributions will be computed on the basis of a 360-day year consisting of twelve 30-day months and for any period less than a full calendar month on the basis of the actual number of days elapsed in such month.

         (c) Subject to the accrual and record date provisions specified herein and in the Trust Agreement, the Trust shall pay contingent distributions ("Contingent Distributions") to the Holders during any quarterly period (each, a "Contingent Distribution Period") from March 1 to May 31, June 1 to August 31, September 1 to November 31 or December 1 to February 28 (or February 29 in a leap year), other than the Contingent Distribution Period beginning on December 1, 2033, commencing with the Contingent Distribution Period beginning March 1, 2007, if the average of the Trading Prices of the Trust PIERS for the five consecutive Trading Days immediately preceding the first Trading Day of such Contingent Interest Period equals $65.00 or more.

         The amount of Contingent Distribution payable in respect of any Contingent Distribution Period will equal $0.08 per $50 liquidation amount at maturity of Trust PIERS, and such Contingent Distribution will accrue and be payable to Holders in the same manner as regular Distributions. Regular Distributions will continue to accrue at the rate of 4.375% per year on the liquidation amount of the Trust PIERS whether or not Contingent Distributions are paid.

         (d) As long as no Event of Default has occurred and is continuing under the Indenture, the Debenture Issuer has the right under the Indenture to defer payments of interest (other than Contingent Interest) by extending the interest payment period at any time and from time to time on the Debentures for a period not exceeding 20 consecutive quarters, including the first such quarter during such period (each an "Extension Period"), during which Extension Period no interest (other than Contingent Interest) shall be due and payable on the Debentures, provided that no Extension Period shall end on a date other than an Interest Payment Date for the Debentures or extend beyond the Maturity Date of the Debentures. As a consequence of such deferral, Distributions (other than Contingent Distributions) will also be deferred. Despite such deferral, Distributions (other than Contingent Distributions) will continue to accumulate with additional Distributions thereon (to the extent permitted by applicable law but not at a rate greater than the rate at which interest is then accruing on the Debentures) at the Distribution Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further defer payments of interest by further extending such Extension Period; provided that such Extension Period, together with all such previous and further extensions within such Extension Period, may not exceed 20 consecutive quarters, including the first quarter during such Extension Period, or extend beyond the Maturity Date of the Debentures. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

         (e) Distributions, including Contingent Distributions, if any, on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the fifteenth (15th) day of the month prior to the month in which the relevant Distribution Date occurs, which Distribution Dates correspond to the interest payment dates on the Debentures; provided, however, that in the event that the only Holder is DTC or any successor Clearing Agency, Distributions, including Contingent Distributions, if any, on the Securities will be payable to the Holder thereof as they appear on the records of the Trust on the Business Day immediately preceding the relevant Distribution Date. Subject to any applicable laws and regulations and the provisions of the Trust Agreement, each such payment in respect of the Trust PIERS will be made as described under the heading "Description of the Trust PIERS" in the Prospectus Supplement dated February 19, 2004, of the Debenture Issuer and the Trust relating to the Securities, the Debentures and the Warrants. The relevant record dates for the Common Securities shall be the same as the record dates for the Trust PIERS. Distributions, including Contingent Distributions, if any, payable on any Securities that are not punctually paid on any Distribution Date, as a result of the Debenture Issuer having failed to make a payment under the Debentures, will cease to be payable to the Holder on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that if such next succeeding Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day with the same force and effect as if made on such date.

         (f) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders.

         (g) In the event of a Change of Control, the Distribution Rate will be reset (as reset, the "Reset Distribution Rate") to be equal to the greater of (i) 7.410% per annum and (ii) the rate determined by a reference agent selected by Sovereign Bancorp, Inc. (the "Sponsor") as the market yield at that time for a non-convertible trust preferred security representing subordinated debt of the surviving entity with substantially the same terms and conditions as the Trust PIERS will have after the Change of Control, other than
(x) the terms and conditions set out below under Section 4(e)(i)(A) and Section 4(e)(ii) of these terms allowing for redemption following a Change of Control and (y) the terms and conditions set out above under Section 2(c) with respect to the payment of Contingent Distributions.

3.       Liquidation Distribution Upon Dissolution.

         In the event of any termination of the Trust or the Sponsor otherwise gives notice of its election to liquidate the Trust pursuant to Section 8.01(a)(iii) of the Trust Agreement, the Trust shall be liquidated by the Administrative Trustees as expeditiously as the Administrative Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to the Holders a Like Amount (as defined below) of the Debentures, together with one Warrant per $50 principal amount at maturity of Debentures, unless such distribution is determined by the Property Trustee not to be practicable, in which event such Holders will be entitled to receive Pro Rata out of the assets of the Trust legally available for distribution to Holders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the aggregate of the liquidation amount of $50.00 per Security plus accumulated and unpaid Distributions, including Contingent Distributions, thereon to the date of payment (such amount being the "Liquidation Distribution").

         "Like Amount" means (i) with respect to a redemption of the Securities, Securities having a Liquidation Amount equal to the principal amount at maturity of Debentures to be paid in accordance with their terms and (ii) with respect to a distribution of Debentures and Warrants upon the liquidation of the Trust, Debentures having a principal amount at maturity equal to the Liquidation Amount of the Securities of the Holder to whom such Debentures are distributed, together with one Warrant per $50 principal amount at maturity of Debentures.

         If, upon any such liquidation, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets on hand legally available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis.

         Each Holder of Trust Securities shall be deemed to agree, by its acceptance of any Trust Security, not to assert upon the occurrence of any of the events indicated in clauses (i), (ii) or (iv) of Section 8.01(a) of the Trust Agreement, or any similar event, any claim before any court having jurisdiction in the premises under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, in excess of the Nominal Accreted Value of a Like Amount of Debentures on the date of commencement of any such proceedings before such court.

4.       Redemption and Distribution.

         (a) Upon the repayment of the Debentures in whole or in part, at maturity or upon early redemption (either at the option of the Debenture Issuer, upon a Change of Control or pursuant to a Special Event, as described below), the proceeds from such repayment shall be simultaneously applied by the Property Trustee (subject to the Property Trustee having received notice no later than 45 days prior to such repayment) to redeem a Like Amount of the Securities at a redemption price equal to (i) in the case of the repayment of the Debentures at maturity, the Maturity Redemption Price (as defined below), (ii) in the case of the optional redemption of the Debentures upon the occurrence and continuation of a Special Event, the Special Event Redemption Price (as defined below) and
(iii) in the case of the optional redemption of the Debentures on or after March 5, 2007, the Optional Redemption Price (as defined below). The Maturity Redemption Price, the Special Event Redemption Price and the Optional Redemption

Price are referred to collectively as the "Redemption Price". Holders will be given not less than 30 nor more than 60 days notice of such redemption.

         (b) The "Maturity Redemption Price", with respect to a redemption of Securities, shall mean an amount equal to the principal amount at maturity of and accrued and unpaid interest, including Contingent Interest, on the Debentures as of the maturity date thereof.

         (c) The Debenture Issuer shall have the right (subject to the conditions in the Indenture) to elect to redeem the Debentures in whole or in part at any time on or after March 5, 2007, upon not less than 30 days and not more than 60 days notice, at the Optional Redemption Price and, simultaneous with such redemption, to cause a Like Amount of the Securities to be redeemed by the Trust at the Optional Redemption Price on a Pro Rata basis. "Optional Redemption Price" shall mean a price equal to the liquidation amount at maturity of Securities to be redeemed plus accumulated and unpaid Distributions, including Contingent Distributions, thereon, if any, to the date of such redemption.

         (d) If at any time a Tax Event or an Investment Company Event (each as defined below, and each a "Special Event") occurs, the Debenture Issuer shall have the right (subject to the conditions set forth in the Indenture) at any time, upon not less than 30 nor more than 60 days notice, to redeem the Debentures in whole, but not in part, within the 93 days following the occurrence of such Special Event (the "93 Day Period"), and, simultaneous with such redemption, to cause a Like Amount of the Securities to be redeemed by the Trust at the Special Event Redemption Price on a Pro Rata basis.

         "Tax Event" shall occur upon receipt by the Debenture Issuer and the Trust of an opinion of counsel rendered by an independent law firm experienced in such matters to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws or any regulations thereunder of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after February 26, 2004, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date of such opinion, subject to United States federal income tax with respect to income received or accrued on the Debentures or (ii) the Trust is, or will be within 90 days of the date of such opinion, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

         "Investment Company Event" shall mean that in the written opinion of an independent law firm having a recognized national securities practice, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority, there is more than an insubstantial risk that the Trust is or will be considered an "investment company" that is required to be registered under the Investment Company Act of 1940, which change becomes effective on or after the date on which the Trust PIERS were initially issued.

         "Special Event Redemption Price" shall mean, with respect to a redemption of Securities, a price equal to 100% of the principal of a Like Amount of Debentures to be redeemed plus accumulated but unpaid Distributions, including Contingent Distributions, thereon, if any, to the date of such redemption.

         (e)      (i)      Upon the occurrence of a Change of Control, the
         Sponsor may cause the redemption of the Trust PIERS, in whole, but not in part, (A) at any time during the thirty days beginning on the ninetieth day after the occurrence of such Change of Control, and (B) at any time during the period beginning on the fifth anniversary of the occurrence of such Change of Control and ending on the Stated Maturity of the Debentures.

                  (ii) Upon the occurrence of a Third-Party Change of Control, the Sponsor will have the right to immediately cause the redemption of the Trust PIERS, in whole or in part, by delivering, at its option, a combination of cash and common stock of the Sponsor that, in the case of partial redemption, together with the Trust PIERS that remain outstanding following such redemption, has a Market Value (as defined in the Third Supplemental Indenture) equal to the Market Value at that time of a non-convertible trust preferred security representing subordinated debt of the surviving entity with the same terms and conditions as the Trust PIERS will have after the Change of Control, provided, however, that in no event shall such Market Value be less than $50 per Trust PIERS.

         (f) On and from the date fixed by the Administrative Trustees for any distribution of Debentures and liquidation of the Trust: (i) the Securities will no longer be deemed to be outstanding, (ii) the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee), as the Holder of the Trust PIERS, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution and any certificates representing Securities not held by the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee) will be deemed to represent beneficial interests in a Like Amount of Debentures until such certificates are presented to the Debenture Issuer or its agent for transfer or reissue.

         (g) The Trust may not redeem fewer than all the outstanding Securities unless all accumulated and unpaid Distributions have been paid on all Securities for all quarterly Distribution periods terminating on or before the date of redemption.

         (h) The procedure with respect to redemptions or distributions of Securities shall be as follows:

                  (i) Notice of any redemption of, or notice of distribution of Debentures in exchange for, the Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder to be redeemed or exchanged not fewer than 6 nor more than 20 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 4(f)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders. Each Redemption/Distribution Notice shall be addressed to the Holders at the address of each such Holder appearing in the books and records of the Trust. Each Redemption/Distribution Notice shall contain the following information:

                           (A)      the intended Redemption Date;

                           (B)      the Conversion Ratio as the date of the
                  Notice;

                           (C) that following redemption the Trust PIERS will no longer be deemed to be outstanding for any purposes, including payment of Distributions, including Contingent Distributions, or conversion;

                           (D) upon a Change of Control, including a Third-Party Change of Control, information sufficient to describe briefly the transaction that constituted the Change of Control or Third-Party Change of Control;

                           (E) in the case of a redemption upon a Third Party Change of Control, whether the redemption price will be paid in cash, Common Stock or a combination thereof, and, if any shares of Common Stock are to be used to pay such amount, the number of such shares (which shall not in any event exceed the number of Trust Securities being redeemed multiplied by the Conversion Ratio then in effect) and the method of calculating the number of such shares that represent the applicable portion of the redemption price to be paid in such shares;

                           (F) the place or places where Trust PIERS are to be surrendered for payment of the redemption price; and

                           (G)      the CUSIP number of the Trust PIERS.

         No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

                  (ii) If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, (which notice will be irrevocable), then (A) with respect to Trust PIERS issued in book-entry form, by 12:00 noon, New York City time, on the redemption date, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures by 10:00 a.m., New York City time, on the maturity date or the date of redemption, as the case requires, the Property Trustee will deposit irrevocably with the Clearing Agency or its nominee (or successor Clearing Agency or its nominee) funds sufficient to pay the applicable Redemption Price with respect to such Trust PIERS and will give the Clearing Agency irrevocable instructions and authority to pay the Redemption Price to the relevant Clearing Agency Participants, and
         (B) with respect to Trust PIERS issued in certificated form and Common Securities, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee will pay the relevant Redemption Price to the Holders by check mailed to the address of the relevant Holder appearing on the books and records of the Trust on the redemption date. If a Redemption/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the date of such deposit, or on the redemption date, as applicable, Distributions will cease to accumulate on the Securities so called for redemption and all rights of Holders so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price, and such Securities shall cease to be outstanding.

                  (iii) Payment of accumulated and unpaid Distributions on the Redemption Date of the Securities will be subject to the rights of Holders on the close of business on a regular record date in respect of a Distribution Date occurring on or prior to such Redemption Date.

                  Neither the Administrative Trustees nor the Trust shall be required to register or cause to be registered the transfer of (i) any Securities beginning on the opening of business 15 days before the day of mailing of a notice of redemption or any notice of selection of Securities for redemption and ending at the close of Business on the day of mailing of such notice of redemption or selection or (ii) any Securities selected for redemption except the unredeemed portion of any Security being redeemed. If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such next succeeding Business Day falls in the next calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Securities is improperly withheld or refused and not paid either by the Property Trustee or by the Sponsor as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Securities will continue to accumulate from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

                  (iv) Redemption/Distribution Notices shall be sent by the Property Trustee on behalf of the Trust to (A) in respect of the Trust PIERS, the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee) if the Global Certificates have been issued or, if Definitive Trust PIERS Certificates have been issued, to the Holder thereof, and (B) in respect of the Common Securities to the Holder thereof.

                  (v) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws and banking laws), provided the acquiror is not the Holder of the Common Securities or the obligor under the Indenture, the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Trust PIERS by tender, in the open market or by private agreement.

5.       Conversion.

         (a) Subject to and upon compliance with the provisions of the Trust Agreement, the Trust PIERS are convertible, at the option of the Holder, at any time on and after the occurrence of any of the events described below, and before 5:00 pm, New York, New York time, on the

Business Day immediately preceding the date of repayment of such Trust PIERS, whether at stated maturity or upon redemption, into fully paid and nonassessable shares of Common Stock at an initial Conversion Ratio of 1.6301 shares of Common Stock for each $50 in aggregate liquidation amount of Trust PIERS, subject to adjustment. A Holder may convert any portion of the liquidation amount of the Trust PIERS into that number of fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) obtained by multiplying (x) the quotient obtained by dividing the liquidation amount of the Trust PIERS to be converted by $50 by (y) the Conversion Ratio. Upon any exercise of such conversion right, the Conversion Agent shall exchange the Trust PIERS to be converted into Debentures and Warrants on the basis of $50 principal amount at maturity of Debentures and one Warrant per Trust PIERS, and immediately exercise such Warrants for shares of Common Stock in an amount determined as described in this paragraph by delivering to the Sponsor in satisfaction of the Warrant exercise price the Debentures and, if such conversion right is being exercised prior to March 5, 2007 pursuant to the Cash Exercise Right, cash in the amount of the Nominal Accreted Value of the Debentures on the Conversion Date.

         (b) A Holder's right to convert its Trust PIERS will arise only upon the occurrence of any of the following:

                  (i) Conversion Rights Based on Common Stock Price. If, as of the last day of any calendar quarter, the Trading Price of the Common Stock on each of at least 20 Trading Days in a period of 30 consecutive Trading Days ending on the last Trading Day of such quarter is more than 130% of the Conversion Price in effect on the last Trading Day of such calendar quarter, then on and after the first day of the following calendar quarter (and only during such following calendar quarter), Holders may surrender their Trust PIERS for conversion into shares of Common Stock at any time at their option until 5:00 p.m., New York, New York time, on the last day of such calendar quarter or earlier Redemption Date.

                  (ii) Conversion Rights Based on Trust PIERS Trading Price. At any time prior to March 1, 2029, Holders may also surrender a Trust PIERS for conversion during the five-Business-Day period following any 10-consecutive-Trading-Day period in which the average of the Trading Prices for the Trust PIERS for such 10-Trading-Day period is less than 105% of the average of the Conversion Values for the Trust PIERS for each day during such period and the Conversion Value for each day of that period was less than $49.00 (98% of the issue price of the Trust PIERS). As used herein, "Conversion Value" as of any date means, per $50 liquidation amount at maturity of Trust PIERS, the product of the Trading Price of the Common Stock on such date multiplied by the Conversion Ratio then in effect.

                  (iii) Conversion Based on Credit Ratings. A Holder may surrender for conversion a Trust PIERS during any period in which (A) the rating assigned to the Trust PIERS by Moody's Investor Services ("Moody's") is below B1, (B) the rating assigned to the Trust PIERS by Standard & Poor's Rating Group ("S&P") is below B-, or (C) the rating assigned to the Trust PIERS by either Moody's or S&P is suspended or withdrawn.

                  (iv) Conversion Rights Based on Notice of Redemption. A Holder may surrender for conversion a Trust PIERS that has been called for redemption at any time prior to 5:00 p.m., New York, New York time, on the Business Day immediately preceding the date of redemption, even if such Trust PIERS is not otherwise convertible at that time.

                  (v) Conversion Rights Based on Occurrence of Certain Corporate Transactions.

         If:

                  (A) the Sponsor shall distribute to all holders of its Common Stock rights or warrants entitling such holders to subscribe for or purchase, for a period expiring within 60 days of the date of any such distribution, Common Stock at a price per share less than the Trading Price of the Common Stock on the Trading Day immediately preceding the date of the announcement of such distribution;

                  (B) the Sponsor elects to distribute to all holders of its Common Stock cash or other assets, debt securities or rights or warrants to purchase its securities, which distribution has a per share value (as determined by the Sponsor's Board of Directors) exceeding 5% of the Trading Price of Common Stock on the Business Day preceding the declaration date for the distribution; or

                  (C) a Change of Control (other than a Change of Control that occurs due to a consolidation, merger or binding share exchange described in the succeeding paragraph) would have occurred but holders of Trust PIERS do not have the right to require the Sponsor to repurchase their Trust PIERS as a result of the event otherwise constituting a Change of Control because either (1) the trading price of Common Stock during the period described in clause (x) of the definition of "Change of Control" set forth in the Third Supplemental Indenture equals or exceeds the level specified in such definition or (2) the consideration received in such Change of Control consists of common stock that is freely tradable and the Trust PIERS become convertible into such common stock (as described in clause (y) of the definition of "Change of Control" set forth in the Third Supplemental Indenture), then the Sponsor shall be required to notify the Holders of the Trust PIERS at least 20 days prior to the ex-dividend date for the distribution or within 20 days of the occurrence of an event described under (c) above, as the case may be. Once the Sponsor has given such notice, Holders may surrender their Trust PIERS for conversion at any time until either (a) the earlier of the close of business on the Business Day immediately prior to the ex-dividend date and the date on which the Sponsor announces that the distribution will not take place, in the case of a distribution or (b) 20 days after the date of the Change of Control notice, in the case of an event described under (c) above. A Holder will not have the right to convert Trust PIERS as a result of a distribution if the Holder has rights to participate, or will have such rights, in the distribution without conversion.

                  (D) In addition, if the Sponsor is party to a consolidation, merger or binding share exchange pursuant to which Common Stock will be converted into cash, securities or other property, (each of which is referred to herein as a "Business Consolidation Transaction"), a Holder may convert Trust PIERS at any time from and after the date which is 15 days prior to the anticipated effective date of such Business Consolidation Transaction until 15 days after the effective date of such Business Consolidation Transaction, provided, however, that if such transaction also constitutes a Change of Control, then the right to convert Trust PIERS will automatically terminate upon the effective date of the Change of Control. At and after the effective time of a Business Consolidation Transaction, the right to convert a Trust PIERS into Common Stock will be changed into a right to convert the Trust PIERS into the kind and amount of cash, securities or other property which the Holder would have received if the Holder had converted such Trust PIERS into Common Stock immediately prior to the Business Consolidation Transaction. Such adjustment would be made assuming the Holders did not exercise any rights of election as to the kind or amount of consideration receivable. If the Sponsor engages in any such transaction described in the next preceding sentence, the Conversion Rate shall not be otherwise adjusted. The Sponsor shall not become a party to any such transaction unless its terms are consistent with the conversion rights described in this paragraph.

         (c) At any time prior to March 5, 2007 a Holder at its option may exercise its conversion right arising out the Common Stock price condition described in 5(b)(i) above either by delivery of Debentures in satisfaction of the Warrant exercise price or by delivery of such Debentures together with cash in an amount equal to the aggregate Nominal Accreted Value on the Conversion Date of such Debentures ("Cash Exercise"), provided, however, that no Holder may Cash Exercise unless the conditions set forth in Section 6.03(c) of the Trust Agreement have been satisfied. A Holder may not Cash Exercise if the conversion right arises solely out of any other event than the Common Stock price condition described in 5(b)(i) above.

         (d) The Trust PIERS shall be subject to the further provisions relating to conversion set forth in the Trust Agreement and the Warrant Agreement.

6.       Voting Rights - Trust PIERS.

         (a) Except as provided under Sections 6(b) and 8 and as otherwise required by law and the Trust Agreement, the Holders of the Trust PIERS will have no voting rights.

         (b) So long as any Debentures are held by the Property Trustee, the Trustees shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or executing any trust or power conferred on such Debenture Trustee with respect to the Debentures, (ii) waive any past default that is waivable under Section 5.07 of the Indenture, (iii) exercise any right to rescind or annul a declaration of acceleration of the maturity of the principal of the Debentures or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of a Majority in liquidation amount of all outstanding Trust PIERS; provided, however, that where a consent under the Indenture would require the consent of each holder of Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior approval of each Holder of the Trust PIERS; provided, further, that if an Event of Default (as defined in the Indenture) under the Indenture shall have occurred and is continuing, then Holders of at least 25% of the aggregate liquidation amount of the Trust PIERS may direct the Property Trustee to declare the principal and interest, including any contingent interest, on the Debentures due and payable. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of the Trust PIERS except by subsequent vote of such Holders. The Property Trustee shall notify each Holder of Trust PIERS of any notice of default with respect to the Debentures.

         If an Event of Default under the Trust Agreement has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay principal of or premium, if any, or interest on the Debentures on the due date (or in the case of redemption, on the redemption date), then a Holder of Trust PIERS may directly institute a proceeding against the Debenture Issuer for enforcement of payment to such Holder of the principal of or premium, if any, or interest on a Like Amount of Debentures (a "Direct Action") on or after the respective due date specified in the Debentures. In connection with such Direct Action, the rights of the Common Securities Holder will be subordinated to the rights of such Holder of Trust PIERS to the extent of any payment made by the Debenture Issuer to such Holder of Trust PIERS in such Direct Action. Except as provided in the second preceding sentence, the Holders of Trust PIERS will not be able to exercise directly any other remedy available to the holders of the Debentures.

         Any approval or direction of Holders of Trust PIERS may be given at a separate meeting of Holders of Trust PIERS convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Property Trustees will cause a notice of any meeting at which Holders of Trust PIERS are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Trust PIERS. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

         No vote or consent of the Holders of the Trust PIERS will be required for the Trust to redeem and cancel Trust PIERS or to distribute the Debentures in accordance with the Trust Agreement and the terms of the Securities.

         Notwithstanding that Holders of Trust PIERS are entitled to vote or consent under any of the circumstances described above, any of the Trust PIERS that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

7.       Voting Rights - Common Securities.

         (a) Except as provided under Sections 7(b), 7(c), and 8 and as otherwise required by law and the Trust Agreement, the Holders of the Common Securities will have no voting rights.

         (b) Unless an Event of Default shall have occurred and be continuing, any Trustee may be removed at any time by the holder of the Common Securities. In no event will the holders of the Trust PIERS have the right to vote to appoint, remove or replace the Administrative Trustees, which voting rights are vested exclusively in the Sponsor as the holder of the Common Securities. No resignation or removal of a Trustee and no appointment of a successor trustee shall be effective until the acceptance of appointment by the successor trustee in accordance with the provisions of the Trust Agreement.

         (c) If an Event of Default under the Trust Agreement has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay principal of or premium, if any, or interest on the Debentures on the due date (or in the case of redemption, on the redemption date), then a Holder of Common Securities may institute a Direct Action for enforcement of payment to such Holder of the principal of or premium, if any, or interest on a Like Amount of Debentures on or after the respective due date specified in the Debentures. In connection with such Direct Action, the rights of the Common Securities Holder will be subordinated to the rights of such Holder of Trust PIERS to the extent of any payment made by the Debenture Issuer to such Holder of Common Securities in such Direct Action. Except as provided in the second preceding sentence, the Holders of Common Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

         Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Administrative Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

         No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Trust Agreement and the terms of the Securities.

8.       Amendments to Trust Agreement and Indenture.

         In addition to the requirements set out in Section 12.1 of the Trust Agreement, the Trust Agreement may be amended from time to time by the Sponsor, the Property Trustee and the Administrative Trustees, without the consent of the Holders (i) to cure any ambiguity, correct or supplement any provisions in the Trust Agreement that may be inconsistent with any other provisions, or to make any other provisions with respect to matters or questions arising under the Trust Agreement which shall not be inconsistent with the other provisions of the Trust Agreement, or (ii) to modify, eliminate or add to any provisions of the Trust Agreement to such extent as shall be necessary to ensure that the Trust will be classified for United States federal income tax purposes as a grantor trust at all times that any Securities are outstanding or to ensure that the Trust will not be required to register as an "Investment Company" under the Investment

Company Act; provided, however, that in the case of clause (i), such action shall not adversely affect in any material respect the interests of any Holder, any amendments of the Trust Agreement shall become effective when notice thereof is given to the Holders. The Trust Agreement may also be amended by the Trustees and the Sponsor with (i) the consent of Holders representing a Majority in liquidation amount of all outstanding Securities, and (ii) receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trust's status as a grantor trust for United States federal income tax purposes or the Trust's exemption from status as an Investment Company under the Investment Company Act, provided that, without the consent of each Holder of Trust Securities, the Trust Agreement may not be amended to:

                  (i) change the amount or timing of any Distribution on Trust Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Trust Securities on a specified date;

                  (ii) reduce the liquidation amount or the Distribution Rate or change the payment date or maturity of the Trust PIERS;

                  (iii) change the rights of a Holder of the Trust PIERS upon a Change of Control (as defined in the Third Supplemental Indenture);

                  (iv) restrict the rights of a Holder of Trust PIERS to institute suit for the enforcement of payment of a Distribution on or after the specified date;

                  (v) allow the Trust to transfer Debentures and Warrants separately;

                  (vi) change the rights of any Holder of Trust PIERS to convert its Trust PIERS upon the satisfaction of the conditions required for such conversion and at the Conversion Ratio, as adjusted; or

                  (vii) reduce the percentage of liquidation amount of Trust PIERS, the Holders of which are required to modify or amend the Trust Agreement or to consent to any waiver thereunder..

9.       Pro Rata.

         A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default under the Trust Agreement has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Trust PIERS pro rata according to the aggregate liquidation amount of Trust PIERS held by the relevant Holder relative to the aggregate liquidation amount of all Trust PIERS outstanding, and only after satisfaction of all amounts owed to the Holders of the Trust PIERS, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

10.      Ranking.

         The Trust PIERS rank pari passu with the Common Securities and payment thereon shall be made Pro Rata with the Common Securities, except that, if an Event of Default under the Trust Agreement occurs and is continuing, no payments in respect of Distributions on, or payments upon liquidation, redemption or otherwise with respect to, the Common Securities shall be made until the Holders of the Trust PIERS shall be paid in full the Distributions, Redemption Price, Liquidation Distribution and other payments to which they are entitled at such time.

11.      Acceptance of Securities Guarantee and Indenture.

         Each Holder of Trust PIERS and Common Securities, by the acceptance thereof, agrees to the provisions of the Trust PIERS Guarantee, including the subordination provisions therein, and to the provisions of the Indenture.

12.      No Preemptive Rights.

         The Holders shall have no preemptive rights to subscribe for any additional securities.

13.      Miscellaneous.

         These terms constitute a part of the Trust Agreement.

         The Sponsor will provide a copy of the Trust Agreement, the Trust PIERS Guarantee, or the Indenture (including any supplemental indenture) to a Holder without charge upon written request to the Sponsor at its principal place of business.

                                   EXHIBIT A-1

                         FORM OF TRUST PIERS CERTIFICATE

                           [FORM OF FACE OF SECURITY]

         [IF THIS GLOBAL SECURITY IS A GLOBAL TRUST PIERS, INSERT: THIS TRUST PIERS IS A GLOBAL TRUST PIERS WITHIN THE MEANING OF THE TRUST AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "CLEARING AGENCY") OR A NOMINEE OF THE CLEARING AGENCY. THIS TRUST PIERS IS EXCHANGEABLE FOR TRUST PIERS REGISTERED IN THE NAME OF A PERSON OTHER THAN THE CLEARING AGENCY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE TRUST AGREEMENT AND NO TRANSFER OF THIS TRUST PIERS (OTHER THAN A TRANSFER OF THIS TRUST PIERS AS A WHOLE BY THE CLEARING AGENCY TO A NOMINEE OF THE CLEARING AGENCY OR BY A NOMINEE OF THE CLEARING AGENCY TO THE CLEARING AGENCY OR ANOTHER NOMINEE OF THE CLEARING AGENCY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.]

         THE TRUST PIERS WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN BLOCKS HAVING A LIQUIDATION AMOUNT OF NOT LESS THAN $50.

         THE HOLDER OF THIS TRUST PIERS BY ITS PURCHASE AND HOLDING HEREOF ALSO AGREES, REPRESENTS AND WARRANTS THAT (A) THE PURCHASE, HOLDING AND DISPOSITION OF THE TRUST PIERS (INCLUDING RELATED TRANSACTIONS IN THE COMMON STOCK, WARRANTS OR DEBENTURES OF THE COMPANY) (1) DOES OR WILL SATISFY THE REQUIREMENTS OF, AND IS OR WILL BE ENTITLED TO FULL EXEMPTIVE RELIEF UNDER A PROHIBITED TRANSACTION CLASS EXEMPTION OR AN APPLICABLE EXEMPTION FROM SIMILAR LAWS OR (2) WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION UNDER ERISA, THE INTERNAL REVENUE CODE OR APPLICABLE SIMILAR LAWS, (B) THE COMPANY AND THE TRUSTEES ARE NOT "FIDUCIARIES" WITHIN THE MEANING OF SECTION 3(21) OF ERISA AND THE REGULATIONS THEREUNDER WITH RESPECT TO THE HOLDER'S INTEREST IN THE TRUST PIERS (OR THE UNDERLYING WARRANTS AND DEBENTURES) AND (C) IN PURCHASING THE TRUST PIERS, THE HOLDER APPROVES THE PURCHASE OF THE WARRANTS AND DEBENTURES AND THE APPOINTMENT OF THE TRUSTEES.

FOR PURPOSES OF SECTIONS 1273 AND 1275 OF THE INTERNAL REVENUE CODE, THIS SECURITY REPRESENTS AN UNDIVIDED BENEFICIAL INTEREST IN A CONTINGENT PAYMENT DEBT INSTRUMENT AND HOLDERS WILL ACCRUE ORIGINAL ISSUE DISCOUNT AT THE ISSUER'S "COMPARABLE YIELD" FOR UNITED STATES FEDERAL INCOME TAX PURPOSES. PURSUANT TO
SECTION 7.12 OF THE TRUST AGREEMENT, THE COMPANY AGREES, AND BY ACCEPTANCE OF A BENEFICIAL OWNERSHIP INTEREST IN THE TRUST PIERS EACH BENEFICIAL HOLDER OF TRUST PIERS AGREES, FOR UNITED STATES FEDERAL INCOME TAX

                                     A-1-1

PURPOSES, (I) TO TREAT EACH DEBENTURE AND THE CORRESPONDING WARRANT IN WHICH SUCH HOLDER HAS A BENEFICIAL INTEREST AS A SINGLE UNITARY INSTRUMENT, (II) TO TREAT SUCH UNITARY INSTRUMENT AS INDEBTEDNESS OF THE COMPANY, (III) TO TREAT SUCH INDEBTEDNESS AS SUBJECT TO SECTION 1.1275-4(b) OF THE TREASURY REGULATIONS (THE "CONTINGENT DEBT REGULATIONS"), (IV) TO BE BOUND BY THE COMPANY'S DETERMINATION OF THE "COMPARABLE YIELD" AND "PROJECTED PAYMENT SCHEDULE," WITHIN THE MEANING OF THE CONTINGENT DEBT REGULATIONS, WITH RESPECT TO SUCH HOLDER'S TRUST PIERS, AND (V) TO USE SUCH "COMPARABLE YIELD" AND "PROJECTED PAYMENT SCHEDULE" IN DETERMINING ITS INTEREST ACCRUALS WITH RESPECT TO SUCH HOLDER'S TRUST PIERS AND IN DETERMINING ADJUSTMENTS THERETO. FOR PURPOSES OF THE FOREGOING, THE COMPANY'S DETERMINATION OF THE "COMPARABLE YIELD" IS 7.410% PER ANNUM, COMPOUNDED QUARTERLY. THE PROJECTED PAYMENT SCHEDULE, DETERMINED BY THE COMPANY, IS ATTACHED TO AS EXHIBIT B TO THE INDENTURE FOR THE DEBENTURES. A HOLDER OF TRUST PIERS MAY OBTAIN THE ISSUE DATE, YIELD TO MATURITY, COMPARABLE YIELD AND A COPY OF THE PROJECTED PAYMENT SCHEDULE FOR THE DEBENTURES AND WARRANTS BY TELEPHONING THE COMPANY'S INVESTOR RELATIONS DEPARTMENT AT (610) 320-8400 OR SUBMITTING A WRITTEN REQUEST FOR SUCH INFORMATION TO INVESTOR RELATIONS DEPARTMENT, SOVEREIGN BANK, MAIL CODE 11-900-IR5, P.O. BOX 12646, READING, PA 19612, ATTN: MARK R. MCCOLLOM.

                                     A-1-2

Certificate Number:         Aggregate Liquidation Amount:

                                                        CUSIP 846048205

                       Certificate Evidencing Trust PIERS

                                       of

                           Sovereign Capital Trust IV

                               4.375% Trust PIERS
                   (liquidation amount $50.00 per Trust PIERS)

         Sovereign Capital Trust IV, a statutory trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that ______________ (the "Holder") is the registered owner of [$_________ in aggregate liquidation amount of Trust PIERS of the Trust](1) [the aggregate liquidation amount of Trust PIERS of the Trust specified in Schedule A hereto](2) representing undivided beneficial interests in the assets of the Trust designated the 4.375% Contingent Convertible Trust Preferred Income Equity Redeemable Securities (liquidation amount $50.00 per Trust PIERS) (the "Trust PIERS"). The Trust PIERS are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Trust PIERS represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of February 26, 2004, as the same may be amended from time to time (the "Trust Agreement"), including the designation of the terms of the Trust PIERS as set forth in Annex I to the Trust Agreement. Capitalized terms used but not defined herein shall have the meaning given them in the Trust Agreement. The Sponsor will provide a copy of the Trust Agreement, the Trust PIERS Guarantee, and the Indenture (including any supplemental indenture) to a Holder without charge upon written request to the Trust at its principal place of business.

         Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder and to the benefits of the Trust PIERS Guarantee to the extent provided therein.

         By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures and Warrants as indebtedness of the Sponsor subject to the rules for contingent payment debt instruments and the Trust PIERS as evidence of indirect beneficial ownership in the Debentures and the Warrants.

                         [SIGNATURES ON FOLLOWING PAGE]

-----------------------

(1) Insert in Definitive Trust PIERS only.

(2) Insert in Global Trust PIERS only.

                                     A-1-3

                        [SIGNATURES FROM PRECEDING PAGE]

         IN WITNESS WHEREOF, the Trust has executed this certificate this ______ day of February, 2004.

                                        SOVEREIGN CAPITAL TRUST IV

                                        By:_____________________________________
                                           Name:
                                           Administrative Trustee

                                        By:_____________________________________
                                           Name:
                                           Administrative Trustee

                PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Trust PIERS referred to in the within-mentioned Trust Agreement.

Dated: February 26, 2004

                                       THE BANK OF NEW YORK, as Property Trustee

                                       By:______________________________________
                                          Name:
                                          Title:

                                     A-1-4

                          [FORM OF REVERSE OF SECURITY]

         Distributions payable on each Trust PIERS will be fixed at a rate per annum of 4.375% (the "Distribution Rate") of the liquidation amount of $50.00 per Trust PIERS, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Distribution Rate (to the extent permitted by applicable law). The term "Distributions", as used herein, includes such cash distributions and any such interest unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds on hand legally available therefor.

         Subject to the accrual and record date provisions specified herein and in the Trust Agreement, the Trust shall pay contingent distributions ("Contingent Distributions") to the Holders during any quarterly period (each, a "Contingent Distribution Period") from March 1 to May 31, June 1 to August 31, September 1 to November 31 or December 1 to February 28 (or February 29 in a leap year), other than the Contingent Distribution Period beginning on December 1, 2033, commencing with the Contingent Distribution Period beginning March 1, 2007, if the average of the Trading Prices of the Trust PIERS for the five consecutive Trading Days immediately preceding the first Trading Day of such Contingent Interest Period equals $65.00 or more.

         The amount of Contingent Distribution payable in respect of any Contingent Distribution Period will equal $0.08 per $50 liquidation amount at maturity of Trust PIERS, and such Contingent Distribution will accrue and be payable to Holders in the same manner as regular Distributions. Regular Distributions will continue to accrue at the rate of 4.375% per year on the liquidation amount of the Trust PIERS whether or not Contingent Distributions are paid.

         Distributions on the Trust PIERS will be cumulative, will accumulate from the most recent date to which Distributions have been paid or, if no Distributions have been paid, from February 26, 2004 and will be payable quarterly in arrears, on March 1, June 1, September 1, and December 1 of each year, commencing on June 1, 2004, except as otherwise described below. Distributions will be computed on the basis of a 360-day year consisting of twelve 30-day months and, for any period less than a full calendar month, the number of days elapsed in such month.

         As long as no Event of Default has occurred and is continuing under the Indenture, the Debenture Issuer has the right under the Indenture to defer payments of interest (other than Contingent Interest) by extending the interest payment period at any time and from time to time on the Debentures for a period not exceeding 20 consecutive quarterly periods, including the first such quarter during such extension period (each an "Extension Period"), provided that no Extension Period shall end on a date other than an Interest Payment Date for the Debentures or extend beyond the Maturity Date of the Debentures. As a consequence of such deferral, Distributions (other than Contingent Distributions) will also be deferred. Despite such deferral, quarterly Distributions (other than Contingent Distributions) will continue to accumulate with interest thereon (to the extent permitted by applicable law, but not at a rate exceeding the rate of interest then accruing on the Debentures) at the Distribution Rate compounded quarterly during

                                     A-1-5
any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further defer payments of interest (other than Contingent Interest) by further extending such Extension Period; provided that such Extension Period, together with all such previous and further extensions within such Extension Period, may not exceed 20 consecutive quarters, including the first quarter during such Extension Period, end on a date other than an Interest Payment Date for the Debentures or extend beyond the Maturity Date of the Debentures. Payments of accumulated Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

         Subject to receipt by the Sponsor of any required regulatory approval and to certain other conditions set forth in the Trust Agreement and the Indenture, the Property Trustee may, at the direction of the Sponsor, at any time following a Special Event liquidate the Trust and cause the Debentures and Warrants to be distributed to the holders of the Securities in liquidation of the Trust or, simultaneous with any redemption of the Debentures, cause a Like Amount of the Securities to be redeemed by the Trust.

         The Trust PIERS shall be redeemable as provided in the Trust Agreement.

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Trust PIERS Certificate to:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
        (Insert assignee's social security or tax identification number)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                    (Insert address and zip code of assignee)

and irrevocably appoints

________________________________________________________________________________
________________________________________________________________________________
__________________________________________________________________________agent to transfer this Trust PIERS Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:__________________________

Signature:_____________________

                                     A-1-6

(Sign exactly as your name appears on the other side of this Trust PIERS Certificate)

Signature Guarantee***:            _____________________________________________

----------------------

*** Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities and Exchange Act of 1934, as amended.

                                     A-1-7

                                   EXHIBIT A-2

                       FORM OF COMMON SECURITY CERTIFICATE

         THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT AS PROVIDED IN THE TRUST AGREEMENT REFERRED TO HEREIN.

                    Certificate Evidencing Common Securities

                                       of

                           Sovereign Capital Trust IV

                            4.375% Common Securities

                 (liquidation amount $50.00 per Common Security)

         Sovereign Capital Trust IV, a statutory trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that Sovereign Bancorp, Inc. (the "Holder") is the registered owner of [432,990](3) Common Securities of the Trust, representing undivided beneficial interests in the assets of the Trust designated the 4.375% Common Securities (liquidation amount $50.00 per Common Security) (the "Common Securities"). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of February 26, 2004, as the same may be amended from time to time (the "Trust Agreement"), including the designation of the terms of the Common Securities as set forth in Annex I to the Trust Agreement. Capitalized terms used but not defined herein shall have the meaning given them in the Declaration. The Sponsor will provide a copy of the Trust Agreement, the Trust PIERS Guarantee and the Indenture (including any supplemental indenture) to a Holder without charge upon written request to the Sponsor at its principal place of business.

         Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder and to the benefit of the Common Securities Guarantee Agreement to the extent provided therein.

         By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures and Warrants as indebtedness of the Sponsor subject to the rules for contingent payment debt instruments and the Trust PIERS as evidence of indirect beneficial ownership in the Debentures and the Warrants.

                         [SIGNATURES ON FOLLOWING PAGE]

----------------------

(3) or up to 494,846 Common Securities of the Trust if the Underwriters exercise in full their option under the Underwriting Agreement to purchase additional Trust PIERS.

                                     A-2-1

                        [SIGNATURES FROM PRECEDING PAGE]

         IN WITNESS WHEREOF, the Trust has executed this certificate this _____ day of February, 2004.

                                        SOVEREIGN CAPITAL TRUST IV

                                        By:_____________________________________
                                           Name:
                                           Administrative Trustee

                                        By:_____________________________________
                                           Name:
                                           Administrative Trustee:

                PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Common Securities referred to in the within-mentioned Trust Agreement.

Dated: February 26, 2004               THE BANK OF NEW YORK, as Property Trustee

                                       By:______________________________________
                                          Name:
                                          Title:

                                     A-2-2

                          [FORM OF REVERSE OF SECURITY]

         Distributions payable on each Common Security will be fixed at a rate per annum of 4.375% (the "Distribution Rate") of the liquidation amount of $50.00 per Common Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Distribution Rate (to the extent permitted by applicable law). The term "Distributions", as used herein, includes such cash distributions and any such interest unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor.

         Subject to the accrual and record date provisions specified herein and in the Trust Agreement, the Trust shall pay contingent distributions ("Contingent Distributions") to the Holders during any quarterly period (each, a "Contingent Distribution Period") from March 1 to May 31, June 1 to August 31, September 1 to November 31 or December 1 to February 28 (or February 29 in a leap year), other than the Contingent Distribution Period beginning on December 1, 2033, commencing with the Contingent Distribution Period beginning March 1, 2007, if the average of the Trading Prices of the Trust PIERS for the five consecutive Trading Days immediately preceding the first Trading Day of such Contingent Interest Period equals $65.00 or more.

         The amount of Contingent Distribution payable in respect of any Contingent Distribution Period will equal $0.08 per $50 liquidation amount at maturity of Common Securities, and such Contingent Distribution will accrue and be payable to Holders in the same manner as regular Distributions. Regular Distributions will continue to accrue at the rate of 4.375% per year on the liquidation amount of the Common Securities whether or not Contingent Distributions are paid.

         Distributions on the Common Securities will be cumulative, will accumulate from the most recent date to which Distributions have been paid or, if no Distributions have been paid, from February 26, 2004 and will be payable quarterly in arrears, on March 1, June 1, September 1, and December 1 of each year, commencing on June 1, 2004, except as otherwise described below. Distributions will be computed on the basis of a 360-day year consisting of twelve 30-day months and, for any period less than a full calendar month, the number of days elapsed in such month.

         As long as no Event of Default has occurred and is continuing under the Indenture, the Debenture Issuer has the right under the Indenture to defer payments of interest (other than Contingent Interest) by extending the interest payment period at any time and from time to time on the Debentures for a period not exceeding 20 consecutive quarters, including the first quarter during such extension period (each an "Extension Period"), provided that no Extension Period shall end on a date other than an Interest Payment Date for the Debentures or extend beyond the Maturity Date of the Debentures. As a consequence of such deferral, Distributions (other than Contingent Distributions) will also be deferred. Despite such deferral, Distributions (other than Contingent Distributions) will continue to accumulate with interest thereon (to the extent permitted by applicable law, but not at a rate exceeding the rate of interest then accruing on the

                                     A-2-3

Debentures) at the Distribution Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further defer payments of interest (other than Contingent Interest) by further extending such Extension Period; provided that such Extension Period, together with all such previous and further extensions within such Extension Period, may not exceed 20 consecutive quarters, including the first quarter during such Extension Period, or end on a date other than an Interest Payment Date for the Debentures or extend beyond the Maturity Date of the Debentures. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

         Subject to receipt by the Sponsor of any required regulatory approval and to certain other conditions set forth in the Trust Agreement and the Indenture, the Property Trustee may, at the direction of the Sponsor, at any time following a Special Event liquidate the Trust and cause the Debentures to be distributed to the holders of the Securities in liquidation of the Trust or, simultaneous with any redemption of the Debentures, cause a Like Amount of the Securities to be redeemed by the Trust.

         Under certain circumstances, the right of the holders of the Common Securities shall be subordinate to the rights of the holders of the Trust PIERS (as defined in the Trust Agreement), as provided in the Declaration.

                  The Common Securities shall be redeemable as provided in the Trust Agreement.

                                     A-2-4

                               CONVERSION REQUEST

To:      The Bank of New York,
         as Property Trustee of
         Sovereign Capital Trust IV

         The undersigned owner of these Trust PIERS hereby irrevocably exercises the option to convert these Trust PIERS, or the portion below designated, into Common Stock (as such term is defined in the Warrant Agreement, dated as of February 26, 2004, between Sovereign Bancorp, Inc. and The Bank of New York, as Warrant Agent (the "Warrant Agreement"), in accordance with the terms of the Warrant Agreement and the Amended and Restated Declaration of Trust (as amended from time to time, the "Trust Agreement"), dated as of February 26, 2004, by Mark R. McCollum, James D. Hogan and Thomas Brugger, as Administrative Trustees, The Bank of New York (Delaware), as Delaware Trustee, The Bank of New York, as Property Trustee, Sovereign Bancorp, Inc., as Sponsor, and by the Holders, from time to time, of undivided beneficial interests in the assets of the Trust to be issued pursuant to the Trust Agreement. Pursuant to the aforementioned exercise of the option to convert these Trust PIERS, the undersigned hereby directs the Conversion Agent (as that term is defined in the Trust Agreement) to (i) exchange such Trust PIERS for a portion of the Debentures and the Warrants (as those term are defined in the Trust Agreement) held by the Trust (at the rate of exchange specified in Trust Agreement and the Warrant Agreement) and (ii) immediately exercise such Warrants on behalf of the undersigned, into Common Stock (at the Conversion Ratio as set forth in the Warrant Agreement).

         The undersigned does also hereby direct the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Date: _________________

Number of Trust PIERS to be converted: ______________

If a name or names other than the undersigned, please indicate in the spaces below the name or names in which the shares of Common Stock are to be issued, along with the address or addresses of such person or persons.

________________________

________________________

________________________

(Sign exactly as your name appears on the other side of this Trust PIERS certificate) (for conversion of definitive Trust PIERS only)

Please print or Typewrite Name and Address, Including Zip Code, and Social Security or Other Identifying Number.

________________________

________________________

________________________

                                     A-2-5

Signature Guarantee:* ______________________________________________

----------------------

* Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                     A-2-6

                       CONVERSION REQUEST - CASH EXERCISE

To:      The Bank of New York,
         as Property Trustee of
         Sovereign Capital Trust IV

         The undersigned owner of these Trust PIERS hereby irrevocably exercises the option to cash exercise its right to convert these Trust PIERS, or the portion below designated, into Common Stock and to receive Short-Term Debentures (as such terms are defined in the Warrant Agreement, dated as of February 26, 2004, between Sovereign Bancorp, Inc. and The Bank of New York, as Warrant Agent (the "Warrant Agreement"), in accordance with the terms of the Warrant Agreement and the Amended and Restated Declaration of Trust (as amended from time to time, the "Trust Agreement"), dated as of February 26, 2004, by Mark R. McCollum, James D. Hogan and Thomas Brugger, as Administrative Trustees, The Bank of New York (Delaware), as Delaware Trustee, The Bank of New York, as Property Trustee, Sovereign Bancorp, Inc., as Sponsor, and by the Holders, from time to time, of undivided beneficial interests in the assets of the Trust to be issued pursuant to the Trust Agreement. Pursuant to the aforementioned exercise of the Cash Exercise option to convert these Trust PIERS, the undersigned hereby directs the Conversion Agent (as that term is defined in the Trust Agreement) to (i) exchange such Trust PIERS for a portion of the Debentures and the Warrants (as those term are defined in the Trust Agreement) held by the Trust (at the rate of exchange specified in Trust Agreement and the Warrant Agreement) and (ii) immediately cash exercise such Warrants on behalf of the undersigned, into Common Stock (at the rate of the Exercise Amount as set forth in the Warrant Agreement).

         The undersigned does also hereby direct the Conversion Agent that the Common Stock issuable and deliverable upon conversion, together with Short-Term Debentures deliverable upon conversion and any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If Common Stock is to be issued or Short-Term Debentures delivered in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Date: _________________

Number of Trust PIERS to be converted: ______________

If a name or names other than the undersigned, please indicate in the spaces below the name or names in which the shares of Common Stock are to be issued, along with the address or addresses of such person or persons.

________________________

________________________

________________________

(Sign exactly as your name appears on the other side of this Trust PIERS certificate) (for conversion of definitive Trust PIERS only)

                                     A-2-7

Please print or Typewrite Name and Address, Including Zip Code, and Social Security or Other Identifying Number.

________________________

________________________

________________________

Signature Guarantee:* ________________________________________________

----------------------

* Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                     A-2-8